UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders

ANNUAL REPORT 2014

SunAmerica Series, Inc.

■  Focused Asset Allocation Strategies

■  Focused Dividend Strategy Portfolio

■  SunAmerica Strategic Value Portfolio

■  SunAmerica Select Dividend Growth Portfolio

October 31, 2014  ANNUAL REPORT

SunAmerica Series, Inc.

SunAmerica Focused Asset Allocation Strategies
Focused Multi-Asset Strategy Portfolio (FASAX)
Focused Balanced Strategy Portfolio (FBAAX)
Focused Dividend Strategy Portfolio (FDSAX)
SunAmerica Strategic Value Portfolio (SFVAX)
SunAmerica Select Dividend Growth Portfolio (SDVAX)

Table of Contents

A Message from the President	2
Expense Example	4
Statements of Assets and Liabilities	6
Statements of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Portfolio of Investments	16
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	51
Approval of the Investment Advisory and Management Agreement	52
Director and Officer Information	60
Shareholder Tax Information	63
Comparisons: Portfolios vs. The Indices	65

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Series, Inc. (the "SunAmerica Series"), including the Focused Asset Allocation Strategies, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio (the "Portfolios") for the 12-month period ended October 31, 2014.*

Overall, global equities and global bonds advanced, albeit modestly, during the annual period, amidst bouts of significant market volatility.

Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a slowdown in Chinese economic growth, unsettling economic and political developments in several other emerging market countries and a U.S. economic contraction in the first quarter of 2014 ascribed in large part to a particularly inclement Winter season, the five-year-old global equity bull market marched on through the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, particularly supported positive investor sentiment in May and June 2014. However, heightened geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, Argentina's second default in 13 years, disappointing economic data from Germany, protests in Hong Kong and prospects of an accelerated U.S. Federal Reserve (the "Fed") interest rate hike timeline all conspired to stall the global equity market rally near the end of the annual period. In addition, China's property slump, Brazil's efforts to control inflation and consumer debt levels, and poor gross domestic product (GDP) readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. European economic growth numbers remained soft as the region struggled with high unemployment levels and near-zero inflation. Japan's economy slowed after a large sales tax took effect in the Spring. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China as well as an encouraging U.S. corporate earnings season. Despite these positive factors, many market participants found ample reason to reassess their risk appetites, especially given the strong performance of equities in recent years. Equity markets suffered steep declines in September and early October 2014 before regaining some ground in the final weeks of October. For the annual period as a whole, emerging market equities overall underperformed their developed market counterparts, and U.S. stocks generally outperformed non-U.S. stocks. Within the U.S. equity market, large-cap stocks mostly outperformed mid- and small-cap stocks. Growth stocks outpaced value stocks in the large-cap and small-cap segments of the U.S. equity market, but value stocks were favored within the mid-cap segment.

As for the fixed income market, early in the annual period, the disruption to economic growth caused by the U.S. budget/debt-limit fight caused market participants to push out Fed tapering expectations into the first quarter of 2014. However, the probability of earlier Fed tapering started to rise following signs of improvement in the U.S. macroeconomic picture. Through forward guidance, the Fed continued to reinforce the message that short-term interest rates were unlikely to be raised for an extended period, a concept that finally seemed to resonate with the market. So, when the Fed announced in December 2013 that it would finally begin tapering its bond buying program in January 2014, the market took the news rather well, with only a modest increase in U.S. Treasury yields immediately after the announcement. This action signaled the Fed's perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time. In the first months of 2014, political turmoil in emerging markets, tensions between Russia and Ukraine and worries about weakening Chinese economic data contributed to a flight to quality, which led bond prices higher. Most developed market bond yields declined, as emerging market concerns increased demand for safe-haven assets. Global fixed income markets continued to rally during the second quarter of 2014, as expectations of prolonged accommodative monetary policy and an improving, albeit below trend, macro environment suppressed volatility. All of the key fixed income sectors generated positive absolute returns, as global bond yields generally decreased and credit spreads tightened. During the last several months of the annual period, fixed income markets reflected a relatively cautious tone amid rising geopolitical tensions and renewed

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

concerns about global economic growth. A flight to quality rally ensued. This rally, combined with expectations for continued accommodative policy by major central banks fueled by a weakening global recovery and falling inflation, led to a decline in global government bond yields. Meanwhile, the Fed, which had steadily tapered its asset purchases in each of the months since January 2014, concluded its quantitative easing program on schedule in October 2014. Additionally, at the end of the annual period, the Bank of Japan unexpectedly announced it would continue its quantitative easing program until 2% inflation is reached. Divergence of economic performance and monetary policy between the U.S. and the rest of the world led to rising volatility and a broad U.S. dollar rally in the currency markets.

Commodities rallied in the first quarter of 2014, following a modestly negative end to 2013, and continued their rise during the second quarter of 2014. However, the remainder of the annual period was difficult for commodities, as the third calendar quarter marked the weakest quarter since 2008 for the asset class. The collapse in the last months of the annual period was highlighted by a sharp decrease in energy, as the price of crude oil fell both in the U.S. and globally. A strengthening U.S. dollar and a downward revision to the U.S. Energy Information Administration's demand estimates pressured West Texas Intermediate crude oil prices, as North American production remained strong across multiple sites. Similarly, an improvement in Libyan oil production was coupled with global economic growth projections being revised lower by the International Monetary Fund, which weighed on Brent crude oil prices from both supply and demand perspectives.

Whether you invest in any of our portfolios separately or you invest in a mix of SunAmerica Funds through our Focused Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisers to help optimize their asset allocations amidst whatever market conditions may arise.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Series Portfolios for the 12-month period ended October 31, 2014.* You will also find a comprehensive review of the Portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Series Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

*For the period May 2, 2014 (commencement of operations) through October 31, 2014, for the SunAmerica Select Dividend Growth Portfolio.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

EXPENSE EXAMPLE — October 31, 2014 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2014 and held until October 31, 2014.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2014" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2014 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2014	Ending Account Value Using Actual Return at October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014*	Beginning Account Value At May 1, 2014	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014*	Annualized Expense Ratio*
Focused Multi-Asset Strategy†
Class A	$1,000.00	$1,043.90	$0.93	$1,000.00	$1,024.30	$0.92	0.18%
Class B	$1,000.00	$1,039.53	$4.37	$1,000.00	$1,020.92	$4.33	0.85%
Class C	$1,000.00	$1,040.18	$4.22	$1,000.00	$1,021.07	$4.18	0.82%
Class I#	$1,000.00	$1,042.61	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Focused Balanced Strategy†
Class A	$1,000.00	$1,042.53	$1.13	$1,000.00	$1,024.10	$1.12	0.22%
Class B#	$1,000.00	$1,039.21	$4.63	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,038.69	$4.42	$1,000.00	$1,020.87	$4.38	0.86%
Class I#	$1,000.00	$1,042.24	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Focused Dividend Strategy
Class A	$1,000.00	$1,063.93	$5.51	$1,000.00	$1,019.86	$5.40	1.06%
Class B	$1,000.00	$1,059.95	$8.93	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$1,059.98	$8.88	$1,000.00	$1,016.59	$8.69	1.71%
Class W	$1,000.00	$1,064.66	$4.53	$1,000.00	$1,020.82	$4.43	0.87%
SunAmerica Strategic Value
Class A	$1,000.00	$1,071.66	$7.36	$1,000.00	$1,018.10	$7.17	1.41%
Class B	$1,000.00	$1,067.74	$11.26	$1,000.00	$1,014.32	$10.97	2.16%
Class C	$1,000.00	$1,067.74	$10.79	$1,000.00	$1,014.77	$10.51	2.07%
SunAmerica Select Dividend Growth@
Class A	$1,000.00	$1,056.03	$8.71	$1,000.00	$1,016.69	$8.59	1.69%
Class C#	$1,000.00	$1,052.67	$12.20	$1,000.00	$1,013.26	$12.03	2.37%
Class W#	$1,000.00	$1,056.86	$7.84	$1,000.00	$1,017.54	$7.73	1.52%

*  Expenses are equal to each Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days (except for the Select Dividend Growth Portfolio information, which was multiplied by 183 days divided by 365 days) (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectus, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2014" and the "Annualized Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2014" and the "Annualized Expense Ratios" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2014" and the "Annualized Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

@  Commencement of operations on May 2, 2014.

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2014

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$8,408,265,406	$261,632,067	$56,720,224
Investments at value (affiliated)*	339,653,514	179,373,159	—	—	—
Repurchase agreements (cost approximates value)	—	—	49,597,000	1,213,000	—
Total investments	339,653,514	179,373,159	8,457,862,406	262,845,067	56,720,224
Cash	—	—	533	303	361
Receivable for:
Fund shares sold	248,477	41,901	24,157,036	70,632	54,955
Dividends and interest	—	—	15,916,121	193,337	34,950
Investments sold	—	—	16,736,648	—	—
Prepaid expenses and other assets	1,944	1,943	16,132	2,807	44
Due from investment adviser for expense reimbursements/fee waivers	—	2,582	—	—	—
Deferred offering costs	—	—	—	—	35,863
Total assets	339,903,935	179,419,585	8,514,688,876	263,112,146	56,846,397
LIABILITIES:
Payable for:
Fund shares redeemed	370,968	151,120	17,539,570	374,044	46,263
Investments purchased	—	—	83,525,227	—	—
Investment advisory and management fees	28,028	14,872	3,134,314	160,029	34,908
Distribution and service maintenance fees	83,267	46,435	3,576,637	112,803	16,330
Transfer agent fees and expenses	15,484	7,011	1,569,846	57,214	10,714
Directors' fees and expenses	1,527	1,753	2,789	1,932	1,600
Due to investment adviser from expense recoupment	693	—	—	—	29,452
Other accrued expenses	87,615	80,084	784,985	44,802	74,768
Total liabilities	587,582	301,275	110,133,368	750,824	214,035
Net Assets	$339,316,353	$179,118,310	$8,404,555,508	$262,361,322	$56,632,362
*Cost
Investments (unaffiliated)	$—	$—	$7,313,616,576	$224,588,228	$54,065,374
Investments (affiliated)	$317,103,173	$165,962,676	$—	$—	$—

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2014 — (continued)

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,106	$1,148	$46,538	$1,036	$360
Paid-in capital	557,123,990	217,889,216	6,786,043,285	348,931,763	53,836,902
	557,126,096	217,890,364	6,786,089,823	348,932,799	53,837,262
Accumulated undistributed net investment income (loss)	1,480,124	349,221	19,207,583	1,690,960	77,326
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(241,840,208)	(52,531,758)	504,609,272	(125,306,276)	62,924
Unrealized appreciation (depreciation) on investments	22,550,341	13,410,483	1,094,648,830	37,043,839	2,654,850
Net Assets	$339,316,353	$179,118,310	$8,404,555,508	$262,361,322	$56,632,362
Class A:
Net assets	$184,435,410	$92,458,644	$3,783,630,922	$190,620,569	$56,418,535
Shares outstanding	11,408,329	5,906,879	209,054,356	7,369,785	3,583,601
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.17	$15.65	$18.10	$25.87	$15.74
Maximum sales charge (5.75% of offering price)	0.99	0.95	1.10	1.58	0.96
Maximum offering price to public	$17.16	$16.60	$19.20	$27.45	$16.70
Class B:
Net assets	$32,171,939	$18,588,553	$293,561,003	$9,803,763	$—
Shares outstanding	2,005,313	1,198,037	16,317,276	409,135	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.04	$15.52	$17.99	$23.96	$—
Class C:
Net assets	$122,388,240	$67,519,635	$2,489,568,656	$61,936,990	$108,129
Shares outstanding	7,626,345	4,335,669	138,439,151	2,584,505	6,875
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.05	$15.57	$17.98	$23.96	$15.73
Class I:
Net assets	$320,764	$551,478	$—	$—	$—
Shares outstanding	19,858	35,166	—	—	—
Net asset value, offering and redemption price per share	$16.15	$15.68	$—	$—	$—
Class W:
Net assets	$—	$—	$1,837,794,927	$—	$105,698
Shares outstanding	—	—	101,567,507	—	6,715
Net asset value, offering and redemption price per share	$—	$—	$18.09	$—	$15.74

See Notes to Financial Statements

STATEMENTS OF OPERATIONS — For the period ended October 31, 2014

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio†
INVESTMENT INCOME:
Dividends (unaffiliated)	$584,519	$154,903	$281,159,464	$6,094,291	$863,077
Dividends (affiliated)	3,761,055	2,803,644	—	—	—
Interest (unaffiliated)	—	—	16,467	—	57
Total investment income*	4,345,574	2,958,547	281,175,931	6,094,291	863,134
Expenses:
Investment advisory and management fees	347,859	182,847	36,049,545	1,898,838	209,499
Distribution and service maintenance fees:
Class A	—	—	14,297,406	635,722	97,402
Class B	236,865	131,070	2,631,995	104,006	—
Class C	831,322	445,524	22,358,060	611,429	523
Class W	—	—	2,037,967	—	78
Transfer agent fees and expenses:
Class A	40,784	20,287	9,220,879	430,654	62,608
Class B	7,082	4,136	591,522	24,410	—
Class C	11,512	8,146	4,994,913	139,291	2,189
Class I	897	46	—	—	—
Class W	—	—	2,996,767	—	2,188
Registration fees:
Class A	22,938	23,901	290,226	23,159	1,856
Class B	16,272	17,299	27,482	15,031	—
Class C	20,952	21,257	158,126	17,492	1,077
Class I	351	10,759	—	—	—
Class W	—	—	165,688	—	1,077
Custodian and accounting fees	11,671	11,681	771,428	26,605	12,505
Reports to shareholders	76,119	30,915	1,086,426	54,619	4,461
Audit and tax fees	39,921	39,921	55,034	54,931	44,761
Legal fees	12,459	10,798	147,598	13,463	6,743
Directors' fees and expenses	19,773	11,732	429,247	14,866	2,472
Deferred offering costs	—	—	—	—	36,058
Interest expense	—	—	246	770	—
Other expenses	20,829	18,872	135,751	23,253	7,297
Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,717,606	989,191	98,446,306	4,088,539	492,794
Net (fees waived and expenses reimbursed) / recouped by investment adviser (Note 4)	(913)	(15,136)	—	—	(20,705)
Net expenses	1,716,693	974,055	98,446,306	4,088,539	472,089
Net investment income (loss)	2,628,881	1,984,492	182,729,625	2,005,752	391,045
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	5,418,091	1,062,278	699,842,583	29,414,713	62,924
Net realized gain (loss) on investments (affiliated)	2,330,999	6,831,949	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	6,643,480	3,258,787	—	—	—
Net realized gain (loss) on investments and foreign currencies	14,392,570	11,153,014	699,842,583	29,414,713	62,924
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(3,094,425)	(759,673)	(133,205,069)	4,084,771	2,654,850
Change in unrealized appreciation (depreciation) on investments (affiliated)	11,185,344	602,894	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	8,090,919	(156,779)	(133,205,069)	4,084,771	2,654,850
Net realized and unrealized gain (loss) on investments and foreign currencies	22,483,489	10,996,235	566,637,514	33,499,484	2,717,774
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,112,370	$12,980,727	$749,367,139	$35,505,236	$3,108,819
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$4,283	$—

† For the period May 2, 2014 (commencement of operations) to October 31, 2014.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,628,881	$2,094,894	$1,984,492	$1,548,969
Net realized gain (loss) on investments and foreign currencies	14,392,570	33,272,517	11,153,014	19,871,356
Net unrealized gain (loss) on investments and foreign currencies	8,090,919	24,104,241	(156,779)	5,500,921
Net increase (decrease) in net assets resulting from operations	25,112,370	59,471,652	12,980,727	26,921,246
Distributions to shareholders from:
Net investment income (Class A)	(3,765,488)	(1,969,876)	(2,361,045)	(1,093,120)
Net investment income (Class B)	(547,360)	(162,399)	(408,367)	(146,419)
Net investment income (Class C)	(1,910,942)	(604,613)	(1,348,048)	(457,968)
Net investment income (Class I)	(9,485)	(4,437)	(18,487)	(9,230)
Net investment income (Class W)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—
Total distributions to shareholders	(6,233,275)	(2,741,325)	(4,135,947)	(1,706,737)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(34,647,273)	(84,971,564)	(13,836,602)	(17,958,525)
Total increase (decrease) in net assets	(15,768,178)	(28,241,237)	(4,991,822)	7,255,984
NET ASSETS:
Beginning of period	355,084,531	383,325,768	184,110,132	176,854,148
End of period†	$339,316,353	$355,084,531	$179,118,310	$184,110,132
†Includes accumulated undistributed net investment income (loss)	$1,480,124	$1,137,520	$349,221	$544,345

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		SunAmerica Strategic Value Portfolio		SunAmerica Select Dividend Growth Portfolio
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013	For the period May 2, 2014@ through October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$182,729,625	$116,750,163	$2,005,752	$1,747,890	$391,045
Net realized gain (loss) on investments and foreign currencies	699,842,583	241,627,063	29,414,713	31,927,757	62,924
Net unrealized gain (loss) on investments and foreign currencies	(133,205,069)	1,031,982,454	4,084,771	10,137,560	2,654,850
Net increase (decrease) in net assets resulting from operations	749,367,139	1,390,359,680	35,505,236	43,813,207	3,108,819
Distributions to shareholders from:
Net investment income (Class A)	(95,145,901)	(73,386,594)	(1,189,168)	(1,536,635)	(362,384)
Net investment income (Class B)	(4,596,024)	(3,495,822)	(13,142)	(24,901)	—
Net investment income (Class C)	(39,191,756)	(25,158,819)	(171,467)	(285,758)	(403)
Net investment income (Class I)	—	—	—	—	—
Net investment income (Class W)	(35,451,968)	(7,598,463)	—	—	(746)
Net realized gain on securities (Class A)	(132,078,728)	(24,824,085)	(691,632)	—	—
Net realized gain on securities (Class B)	(8,038,915)	(1,520,401)	(47,993)	—	—
Net realized gain on securities (Class C)	(65,898,810)	(9,588,372)	(272,522)	—	—
Net realized gain on securities (Class I)	—	—	—	—	—
Net realized gain on securities (Class W)	(35,584,563)	—	—	—	—
Total distributions to shareholders	(415,986,665)	(145,572,556)	(2,385,924)	(1,847,294)	(363,533)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	993,124,747	3,086,885,708	(5,904,202)	31,025,809	53,887,076
Total increase (decrease) in net assets	1,326,505,221	4,331,672,832	27,215,110	72,991,722	56,632,362
NET ASSETS:
Beginning of period	7,078,050,287	2,746,377,455	235,146,212	162,154,490	—
End of period†	$8,404,555,508	$7,078,050,287	$262,361,322	$235,146,212	$56,632,362
†Includes accumulated undistributed net investment income (loss)	$19,207,583	$10,507,282	$1,690,960	$1,073,135	$77,326

@ Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
Class A
10/31/10	$12.09	$0.16	$1.06	$1.22	$(0.19)	$—	$(0.19)	$13.12	10.20%	$149,761	0.20%		1.25%		26%
10/31/11	13.12	0.23	0.41 (5)	0.64	(0.23)	—	(0.23)	13.53	4.89	209,239	0.20		1.52		43
10/31/12	13.53	0.16	(0.34)	(0.18)	(0.26)	—	(0.26)	13.09	(1.30)	178,458	0.21		1.17		46
10/31/13	13.09	0.13	2.25	2.38	(0.15)	—	(0.15)	15.32	18.37	180,231	0.21		0.90		51
10/31/14	15.32	0.17	1.00	1.17	(0.32)	—	(0.32)	16.17	7.79	184,435	0.19		1.06		32
Class B
10/31/10	$11.98	$0.08	$1.04	$1.12	$(0.11)	$—	$(0.11)	$12.99	9.45%	$84,177	0.85%		0.62%		26%
10/31/11	12.99	0.14	0.41 (5)	0.55	(0.14)	—	(0.14)	13.40	4.22	88,261	0.85		0.96		43
10/31/12	13.40	0.09	(0.35)	(0.26)	(0.17)	—	(0.17)	12.97	(1.90)	52,914	0.86		0.64		46
10/31/13	12.97	0.04	2.22	2.26	(0.04)	—	(0.04)	15.19	17.49	41,127	0.89		0.26		51
10/31/14	15.19	0.06	1.00	1.06	(0.21)	—	(0.21)	16.04	7.04	32,172	0.87		0.40		32
Class C
10/31/10	$12.00	$0.08	$1.04	$1.12	$(0.11)	$—	$(0.11)	$13.01	9.43%	$170,291	0.84%		0.64%		26%
10/31/11	13.01	0.14	0.41 (5)	0.55	(0.14)	—	(0.14)	13.42	4.22	200,496	0.84		0.94		43
10/31/12	13.42	0.08	(0.34)	(0.26)	(0.18)	—	(0.18)	12.98	(1.91)	151,553	0.84		0.58		46
10/31/13	12.98	0.04	2.23	2.27	(0.05)	—	(0.05)	15.20	17.59	133,267	0.84		0.28		51
10/31/14	15.20	0.07	1.00	1.07	(0.22)	—	(0.22)	16.05	7.14	122,388	0.83		0.43		32
Class I
08/15/11-10/31/11(6)	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%
10/31/12	13.53	0.14	(0.32)	(0.18)	(0.26)	—	(0.26)	13.09	(1.31)	401	0.25	(4)	1.09	(4)	46
10/31/13	13.09	0.12	2.24	2.36	(0.14)	—	(0.14)	15.31	18.24	459	0.25	(4)	0.84	(4)	51
10/31/14	15.31	0.17	0.99	1.16	(0.32)	—	(0.32)	16.15	7.68	321	0.25	(4)	1.11	(4)	32

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11(7)	10/31/12	10/31/13	10/31/14
Focused Multi-Asset Strategy Class I	2.20%	0.06%	0.33%	0.27%

(5)  Includes the effect of a merger.

(6)  Inception date of class.

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
Class A
10/31/10	$11.32	$0.11	$1.05		$1.16	$(0.14)	$—	$(0.14)	$12.34	10.29%	$78,519	0.22%		0.97%		13%
10/31/11	12.34	0.18	0.39	(5)	0.57	(0.26)	—	(0.26)	12.65	4.69	91,505	0.22		1.46		41
10/31/12	12.65	0.15	0.40		0.55	(0.28)	—	(0.28)	12.92	4.47	87,715	0.22		1.17		22
10/31/13	12.92	0.17	1.99		2.16	(0.17)	—	(0.17)	14.91	16.86	93,392	0.22		1.20		70
10/31/14	14.91	0.21	0.92		1.13	(0.39)	—	(0.39)	15.65	7.67	92,459	0.22		1.40		38
Class B
10/31/10	$11.28	$0.04	$1.04		$1.08	$(0.09)	$—	$(0.09)	$12.27	9.58%	$40,267	0.88%		0.32%		13%
10/31/11	12.27	0.12	0.37	(5)	0.49	(0.18)	—	(0.18)	12.58	4.00	31,679	0.89		0.94		41
10/31/12	12.58	0.07	0.39		0.46	(0.21)	—	(0.21)	12.83	3.74	21,819	0.89		0.57		22
10/31/13	12.83	0.07	1.99		2.06	(0.09)	—	(0.09)	14.80	16.16	20,980	0.90	(4)	0.53	(4)	70
10/31/14	14.80	0.11	0.90		1.01	(0.29)	—	(0.29)	15.52	6.95	18,589	0.90	(4)	0.72	(4)	38
Class C
10/31/10	$11.31	$0.04	$1.04		$1.08	$(0.09)	$—	$(0.09)	$12.30	9.56%	$79,526	0.86%		0.35%		13%
10/31/11	12.30	0.11	0.39	(5)	0.50	(0.18)	—	(0.18)	12.62	4.10	76,544	0.86		0.88		41
10/31/12	12.62	0.07	0.40		0.47	(0.21)	—	(0.21)	12.88	3.82	66,580	0.86		0.54		22
10/31/13	12.88	0.08	1.98		2.06	(0.09)	—	(0.09)	14.85	16.10	68,940	0.87		0.56		70
10/31/14	14.85	0.11	0.91		1.02	(0.30)	—	(0.30)	15.57	6.95	67,520	0.86		0.76		38
Class I
10/31/10	$11.31	$0.11	$1.05		$1.16	$(0.11)	$—	$(0.11)	$12.36	10.36%	$891	0.18	%(4)	0.96	%(4)	13%
10/31/11	12.36	0.19	0.38	(5)	0.57	(0.26)	—	(0.26)	12.67	4.65	778	0.25	(4)	1.48	(4)	41
10/31/12	12.67	0.14	0.40		0.54	(0.27)	—	(0.27)	12.94	4.43	740	0.25	(4)	1.11	(4)	22
10/31/13	12.94	0.16	2.01		2.17	(0.17)	—	(0.17)	14.94	16.89	798	0.25	(4)	1.18	(4)	70
10/31/14	14.94	0.23	0.89		1.12	(0.38)	—	(0.38)	15.68	7.61	551	0.25	(4)	1.47	(4)	38

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/10	10/31/11	10/31/12	10/31/13	10/31/14
Focused Balanced Strategy Class B	—%	—%	—%	0.03%	0.02%
Focused Balanced Strategy Class I	1.46	1.03	1.32	1.51	1.74

(5)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/10	$9.15	$0.31	$1.76	$2.07	$(0.31)	$—	$(0.31)	$10.91	22.87%	$264,368	0.95	%(3)	3.22	%(3)	28%
10/31/11	10.91	0.31	0.63	0.94	(0.30)	—	(0.30)	11.55	8.67	726,140	1.00	(3)	2.88	(3)	29
10/31/12	11.55	0.34	1.63	1.97	(0.34)	—	(0.34)	13.18	17.27	1,916,051	0.98		2.76		20
10/31/13	13.18	0.43	4.44	4.87	(0.42)	(0.17)	(0.59)	17.46	38.00	3,894,978	0.98		2.88		42
10/31/14	17.46	0.43	1.19	1.62	(0.41)	(0.57)	(0.98)	18.10	9.78	3,783,631	1.07		2.47		47
Class B
10/31/10	$9.11	$0.26	$1.73	$1.99	$(0.23)	$—	$(0.23)	$10.87	22.11%	$26,434	1.60	%(3)	2.64	%(3)	28%
10/31/11	10.87	0.24	0.62	0.86	(0.22)	—	(0.22)	11.51	8.01	53,211	1.66	(3)	2.21	(3)	29
10/31/12	11.51	0.26	1.61	1.87	(0.26)	—	(0.26)	13.12	16.44	114,794	1.64		2.12		20
10/31/13	13.12	0.33	4.41	4.74	(0.33)	(0.17)	(0.50)	17.36	37.05	237,272	1.64		2.23		42
10/31/14	17.36	0.31	1.19	1.50	(0.30)	(0.57)	(0.87)	17.99	9.10	293,561	1.72		1.82		47
Class C
10/31/10	$9.12	$0.25	$1.74	$1.99	$(0.23)	$—	$(0.23)	$10.88	22.09%	$113,340	1.60	%(3)	2.60	%(3)	28%
10/31/11	10.88	0.24	0.62	0.86	(0.23)	—	(0.23)	11.51	7.93	249,573	1.65	(3)	2.22	(3)	29
10/31/12	11.51	0.26	1.63	1.89	(0.27)	—	(0.27)	13.13	16.58	715,533	1.63		2.10		20
10/31/13	13.13	0.32	4.41	4.73	(0.33)	(0.17)	(0.50)	17.36	37.00	1,922,796	1.63		2.16		42
10/31/14	17.36	0.31	1.18	1.49	(0.30)	(0.57)	(0.87)	17.98	9.05	2,489,569	1.72		1.82		47
Class W
05/15/13(4)-10/31/13	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(5)	2.42	%(3)(5)	42%
10/31/14	17.46	0.45	1.20	1.65	(0.45)	(0.57)	(1.02)	18.09	9.97	1,837,795	0.87		2.66		47

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/10	10/31/11	10/31/13
Focused Dividend Strategy A	0.10%	0.01%	—%
Focused Dividend Strategy B	0.16	0.02	—
Focused Dividend Strategy C	0.10	0.01	—
Focused Dividend Strategy W	—	—	0.00	(5)

(4)  Inception date of class.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/10	$13.48	$(0.06)	$2.01		$1.95	$—	$—	$—	$15.43	14.47%	$125,744	1.72	%(3)	(0.38	)%(3)	22%
10/31/11	15.43	0.05	0.29		0.34	—	—	—	15.77	2.20	94,187	1.64	(3)	0.28	(3)	106
10/31/12	15.77	0.20	1.94		2.14	(0.03)	—	(0.03)	17.88	13.64	114,965	1.49		1.19		55
10/31/13	17.88	0.23	4.92	(4)	5.15	(0.24)	—	(0.24)	22.79	29.21	164,273	1.46		1.16		76
10/31/14	22.79	0.24	3.11		3.35	(0.17)	(0.10)	(0.27)	25.87	14.83	190,621	1.42		0.98		64
Class B
10/31/10	$12.75	$(0.15)	$1.90		$1.75	$—	$—	$—	$14.50	13.73%	$17,706	2.37	%(3)	(1.06	)%(3)	22%
10/31/11	14.50	(0.08)	0.29		0.21	—	—	—	14.71	1.45	10,711	2.37	(3)	(0.49	)(3)	106
10/31/12	14.71	0.05	1.81		1.86	—	—	—	16.57	12.64	7,308	2.37	(3)	0.33	(3)	55
10/31/13	16.57	0.06	4.58	(4)	4.64	(0.06)	—	(0.06)	21.15	28.09	10,606	2.31	(3)	0.30	(3)	76
10/31/14	21.15	0.05	2.89		2.94	(0.03)	(0.10)	(0.13)	23.96	13.94	9,804	2.20		0.21		64
Class C
10/31/10	$12.74	$(0.14)	$1.90		$1.76	$—	$—	$—	$14.50	13.81%	$62,410	2.37	%(3)	(1.03	)%(3)	22%
10/31/11	14.50	(0.07)	0.29		0.22	—	—	—	14.72	1.52	44,407	2.33	(3)	(0.43	)(3)	106
10/31/12	14.72	0.09	1.80		1.89	—	—	—	16.61	12.84	39,882	2.15		0.54		55
10/31/13	16.61	0.09	4.58	(4)	4.67	(0.12)	—	(0.12)	21.16	28.33	60,267	2.12		0.49		76
10/31/14	21.16	0.07	2.89		2.96	(0.06)	(0.10)	(0.16)	23.96	14.08	61,937	2.08		0.33		64

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/10	10/31/11	10/31/12	10/31/13
SunAmerica Strategic Value A	0.01%	(0.06)%	—%	—%
SunAmerica Strategic Value B	0.07	(0.04)	(0.12)	(0.03)
SunAmerica Strategic Value C	0.02	(0.09)	—	—

(4)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
SUNAMERICA SELECT DIVIDEND GROWTH PORTFOLIO
Class A
05/02/14@-10/31/14	$15.00	$0.11	$0.73	$0.84	$(0.10)	$—	$(0.10)	$15.74	5.60%	$56,419	1.69	%(3)	1.40	%(3)	4%
Class C
05/02/14@-10/31/14	$15.00	$0.05	$0.74	$0.79	$(0.06)	$—	$(0.06)	$15.73	5.27%	$108	2.37	%(3)	0.66	%(3)	4%
Class W
05/02/14@-10/31/14	$15.00	$0.12	$0.73	$0.85	$(0.11)	$—	$(0.11)	$15.74	5.69%	$106	1.52	%(3)	1.51	%(3)	4%

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/14(4)
SunAmerica Select Dividend Growth A	0.00%
SunAmerica Select Dividend Growth C	19.34
SunAmerica Select Dividend Growth W	19.57

(4)  Annualized

@  Commencement of Operations

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2014 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	62.8%
Foreign Equity Investment Companies	9.5
Fixed Income Investment Companies	9.4
Global Strategies Investment Companies	9.3
Alternative Strategies Investment Companies	9.1
100.1%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2014

Security Description	Shares	Value (Note 3)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.1%
Alternative Strategies Investment Companies—9.1%
SunAmerica Specialty Series, SunAmerica Alternative Strategies Fund, Class A† (cost $39,474,834)	3,998,302	$30,946,858
Domestic Equity Investment Companies—62.8%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,862,229	33,706,342
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	2,416,090	38,029,260
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	1,426,254	36,897,186
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	1,307,908	35,601,260
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	1,330,208	36,514,207
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A†	2,087,085	32,328,952
Total Domestic Equity Investment Companies (cost $180,392,085)		213,077,207
Fixed Income Investment Companies—9.4%
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	4,582,606	16,130,772
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,645,310	15,877,239
Total Fixed Income Investment Companies (cost $32,076,283)		32,008,011
Foreign Equity Investment Companies—9.5%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,463,343	15,950,442
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	2,084,773	16,156,995
Total Foreign Equity Investment Companies (cost $32,634,253)		32,107,437
Security Description	Shares	Value (Note 3)
Global Strategies Investment Companies—9.3%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	1,111,856	$15,065,655
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	1,030,598	16,448,346
Total Global Strategies Investment Companies (cost $32,525,718)		31,514,001
TOTAL INVESTMENTS (cost $317,103,173)(1)	100.1%	339,653,514
Liabilities in excess of other assets	(0.1)	(337,161)
NET ASSETS —	100.0%	$339,316,353

† Non-income producing security

# See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

Focused Multi-Asset Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2014 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$30,946,858	$—	$—	$30,946,858
Domestic Equity Investment Companies	213,077,207	—	—	213,077,207
Fixed Income Investment Companies	32,008,011	—	—	32,008,011
Foreign Equity Investment Companies	32,107,437	—	—	32,107,437
Global Strategies Investment Companies	31,514,001	—	—	31,514,001
Total	$339,653,514	$—	$—	$339,653,514

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2014 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	59.8%
Fixed Income Investment Companies	24.2
Foreign Equity Investment Companies	9.5
Global Strategies Investment Companies	5.2
Alternative Strategies Investment Companies	1.4
100.1%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2014

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.1%
Alternative Strategies Investment Companies—1.4%
SunAmerica Specialty Series, SunAmerica Alternative Strategies Fund, Class A† (cost $3,071,688)	316,456	$2,449,372
Domestic Equity Investment Companies—59.8%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,117,814	20,232,439
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	1,149,974	18,100,593
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	572,907	14,821,117
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	570,606	15,531,893
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	778,736	21,376,302
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A†	1,107,363	17,153,053
Total Domestic Equity Investment Companies (cost $91,426,211)		107,215,397
Fixed Income Investment Companies—24.2%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	471,104	5,045,520
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	4,948,616	17,419,130
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,093,809	10,555,261
SunAmerica Senior Floating Rate Fund, Inc., Class A	1,254,634	10,300,547
Total Fixed Income Investment Companies (cost $44,136,154)		43,320,458
Security Description	Shares	Value (Note 3)
Foreign Equity Investment Companies—9.5%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,248,657	$13,610,356
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	450,460	3,491,065
Total Foreign Equity Investment Companies (cost $17,472,059)		17,101,421
Global Strategies Investment Companies—5.2%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	421,661	5,713,510
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	223,872	3,573,001
Total Global Strategies Investment Companies (cost $9,856,564)		9,286,511
TOTAL INVESTMENTS (cost $165,962,676)(1)	100.1%	179,373,159
Liabilities in excess of other assets	(0.1)	(254,849)
NET ASSETS —	100.0%	$179,118,310

† Non-income producing security

# See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

Focused Balanced Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2014 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$2,449,372	$—	$—	$2,449,372
Domestic Equity Investment Companies	107,215,397	—	—	107,215,397
Fixed Income Investment Companies	43,320,458	—	—	43,320,458
Foreign Equity Investment Companies	17,101,421	—	—	17,101,421
Global Strategies Investment Companies	9,286,511	—	—	9,286,511
Total	$179,373,159	$—	$—	$179,373,159

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2014 — (unaudited)

Industry Allocation*
Tobacco	14.6%
Medical-Drugs	10.9
Aerospace/Defense	8.1
Commercial Services-Finance	7.0
Telephone-Integrated	6.2
Electronic Components-Semiconductors	4.4
Applications Software	3.9
Non-Hazardous Waste Disposal	3.4
Food-Misc./Diversified	3.3
Computer Services	3.3
Internet Security	3.3
Cosmetics & Toiletries	3.3
Networking Products	3.2
Oil Refining & Marketing	3.2
Consumer Products-Misc.	3.1
Data Processing/Management	3.1
Oil Companies-Integrated	3.1
Retail-Restaurants	3.0
Enterprise Software/Service	2.8
Retail-Office Supplies	2.5
Retail-Apparel/Shoe	2.1
U.S. Government Treasuries	1.2
Exchange-Traded Funds	1.0
Repurchase Agreement	0.6
100.6%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014

Security Description	Shares	Value (Note 3)
COMMON STOCKS—97.8%
Aerospace/Defense—8.1%
Lockheed Martin Corp.	1,903,306	$362,713,025
Raytheon Co.	3,069,598	318,869,840
		681,582,865
Applications Software—3.9%
Microsoft Corp.	6,944,370	326,038,172
Commercial Services-Finance—7.0%
Automatic Data Processing, Inc.	3,445,599	281,781,086
H&R Block, Inc.	9,389,888	303,387,281
		585,168,367
Computer Services—3.3%
Accenture PLC, Class A	3,457,923	280,506,714
Consumer Products-Misc.—3.1%
Clorox Co.	2,618,323	260,523,139
Cosmetics & Toiletries—3.3%
Procter & Gamble Co.	3,173,335	276,936,945
Data Processing/Management—3.1%
Paychex, Inc.	5,546,152	260,336,375
Electronic Components- Semiconductors—4.4%
Intel Corp.	10,800,567	367,327,284
Enterprise Software/Service—2.8%
CA, Inc.	8,134,588	236,391,127
Food-Misc./Diversified—3.3%
Kraft Foods Group, Inc.	4,983,561	280,823,662
Internet Security—3.3%
Symantec Corp.	11,246,869	279,147,289
Medical-Drugs—10.9%
Eli Lilly & Co.	5,191,701	344,365,527
Merck & Co., Inc.	5,554,016	321,799,687
Pfizer, Inc.	8,355,918	250,259,744
		916,424,958
Networking Products—3.2%
Cisco Systems, Inc.	11,134,139	272,452,381
Non-Hazardous Waste Disposal—3.4%
Waste Management, Inc.	5,916,566	289,260,912
Oil Companies-Integrated—3.1%
Chevron Corp.	2,155,917	258,602,244
Oil Refining & Marketing—3.2%
HollyFrontier Corp.	5,939,451	269,532,286
Retail-Apparel/Shoe—2.1%
Coach, Inc.	5,017,081	172,487,245
Retail-Office Supplies—2.5%
Staples, Inc.	16,438,706	208,442,792
Retail-Restaurants—3.0%
McDonald's Corp.	2,688,627	252,005,009
Telephone-Integrated—6.2%
AT&T, Inc.	7,451,867	259,623,046
Verizon Communications, Inc.	5,224,956	262,554,039
		522,177,085
Security Description	Shares/ Principal Amount	Value (Note 3)
Tobacco—14.6%
Altria Group, Inc.	6,970,330	$336,945,752
Lorillard, Inc.	5,067,730	311,665,395
Philip Morris International, Inc.	2,909,157	258,944,065
Reynolds American, Inc.	5,083,521	319,804,306
		1,227,359,518
Total Common Stocks (cost $7,130,091,953)		8,223,526,369
EXCHANGE-TRADED FUNDS—1.0%
iShares Russell 1000 Value ETF (cost $83,525,227)	829,155	84,739,641
Total Long-Term Investment Securities (cost $7,213,617,180)		8,308,266,010
SHORT-TERM INVESTMENT SECURITIES—1.2%
U.S. Government Treasuries—1.2%
United States Treasury Bills 0.00% due 12/11/2014	$30,000,000	29,999,834
0.01% due 11/06/2014	30,000,000	29,999,979
0.01% due 11/28/2014	25,000,000	24,999,812
0.01% due 12/26/2014	15,000,000	14,999,771
Total Short-Term Investment Securities (cost $99,999,396)		99,999,396
REPURCHASE AGREEMENT—0.6%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $49,597,000)	49,597,000	49,597,000
TOTAL INVESTMENTS (cost $7,363,213,576)(2)	100.6%	8,457,862,406
Liabilities in excess of other assets	(0.6)	(53,306,898)
NET ASSETS —	100.0%	$8,404,555,508

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ETF—Exchange-Traded Fund

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2014 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS
Long-Term Investment Securities:
Common Stocks:
Aerospace/Defense	$681,582,865	$—	$—	$681,582,865
Commercial Services-Finance	585,168,367	—	—	585,168,367
Medical-Drugs	916,424,958	—	—	916,424,958
Telephone-Integrated	522,177,085	—	—	522,177,085
Tobacco	1,227,359,518	—	—	1,227,359,518
Other Industries*	4,290,813,576	—	—	4,290,813,576
Exchange-Traded Funds	84,739,641	—	—	84,739,641
Short-Term Investment Securities:
U.S. Government Treasuries	—	99,999,396	—	99,999,396
Repurchase Agreement	—	49,597,000	—	49,597,000
Total	$8,308,266,010	$149,596,396	$—	$8,457,862,406

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2014 — (unaudited)

Industry Allocation*
Oil Companies-Integrated	8.0%
Medical-Drugs	6.3
Diversified Manufacturing Operations	4.8
Electric-Integrated	4.7
Diversified Banking Institutions	4.6
Multimedia	4.1
Insurance-Reinsurance	3.5
Banks-Super Regional	3.5
Telephone-Integrated	3.4
Aerospace/Defense	3.0
Finance-Other Services	3.0
Computers	2.8
Cosmetics & Toiletries	2.2
Electronic Components-Semiconductors	1.9
Retail-Drug Store	1.9
Insurance-Life/Health	1.8
Real Estate Investment Trusts	1.8
Non-Hazardous Waste Disposal	1.7
Networking Products	1.5
Investment Management/Advisor Services	1.4
Medical Products	1.4
Tools-Hand Held	1.3
Insurance Brokers	1.3
Electronics-Military	1.2
Oil Refining & Marketing	1.2
Chemicals-Diversified	1.2
Medical-HMO	1.2
Oil Companies-Exploration & Production	1.1
Medical-Wholesale Drug Distribution	1.1
Enterprise Software/Service	1.1
Medical Instruments	1.1
Commercial Services-Finance	1.0
Racetracks	0.9
Medical Labs & Testing Services	0.9
Oil Field Machinery & Equipment	0.8
Consulting Services	0.8
Oil & Gas Drilling	0.8
Engineering/R&D Services	0.8
Savings & Loans/Thrifts	0.7
Batteries/Battery Systems	0.7
Airlines	0.6
Pharmacy Services	0.6
Electric-Generation	0.6
Entertainment Software	0.6
Auto-Cars/Light Trucks	0.6
Auto/Truck Parts & Equipment-Original	0.6
Internet Security	0.5
Medical-Hospitals	0.5
Beverages-Wine/Spirits	0.5
Cable/Satellite TV	0.5
Electronic Components-Misc.	0.5
Telecommunication Equipment	0.5
Insurance-Multi-line	0.5
Electric Products-Misc.	0.5
Repurchase Agreement	0.5
Metal-Copper	0.5
Appliances	0.5
Retail-Regional Department Stores	0.4
Commercial Services	0.4
E-Commerce/Services	0.4
Metal-Aluminum	0.4
Machinery-Farming	0.4%
Computers-Integrated Systems	0.4
Tobacco	0.4
Medical-Generic Drugs	0.4
Retail-Discount	0.3
Retail-Pawn Shops	0.3
Schools	0.3
Containers-Metal/Glass	0.3
Insurance-Property/Casualty	0.1
Oil-Field Services	0.1
100.2%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014

Security Description	Shares	Value (Note 3)
COMMON STOCKS—99.7%
Aerospace/Defense—3.0%
General Dynamics Corp.	21,707	$3,033,770
Northrop Grumman Corp.	23,309	3,215,710
Raytheon Co.	16,393	1,702,905
		7,952,385
Airlines—0.6%
Delta Air Lines, Inc.	42,773	1,720,758
Appliances—0.5%
Whirlpool Corp.	6,979	1,200,737
Auto-Cars/Light Trucks—0.6%
General Motors Co.	50,276	1,578,666
Auto/Truck Parts & Equipment- Original—0.6%
Johnson Controls, Inc.	32,319	1,527,073
Banks-Super Regional—3.5%
PNC Financial Services Group, Inc.	27,161	2,346,439
Wells Fargo & Co.	127,648	6,776,832
		9,123,271
Batteries/Battery Systems—0.7%
Energizer Holdings, Inc.	14,135	1,733,658
Beverages-Wine/Spirits—0.5%
Constellation Brands, Inc., Class A†	14,284	1,307,557
Cable/Satellite TV—0.5%
Comcast Corp., Class A	22,956	1,270,615
Chemicals-Diversified—1.2%
Dow Chemical Co.	63,174	3,120,796
Commercial Services—0.4%
Convergys Corp.	57,811	1,166,048
Commercial Services-Finance—1.0%
SEI Investments Co.	65,576	2,535,168
Computers—2.8%
Apple, Inc.	43,571	4,705,668
Hewlett-Packard Co.	73,443	2,635,135
		7,340,803
Computers-Integrated Systems—0.4%
Brocade Communications Systems, Inc.	94,731	1,016,464
Consulting Services—0.8%
Booz Allen Hamilton Holding Corp.	80,761	2,128,052
Containers-Metal/Glass—0.3%
Owens-Illinois, Inc.†	28,509	734,677
Cosmetics & Toiletries—2.2%
Procter & Gamble Co.	66,710	5,821,782
Diversified Banking Institutions—4.6%
Bank of America Corp.	264,740	4,542,938
Citigroup, Inc.	62,047	3,321,376
JPMorgan Chase & Co.	69,872	4,225,859
		12,090,173
Security Description	Shares	Value (Note 3)
Diversified Manufacturing Operations—4.8%
3M Co.	8,751	$1,345,641
Danaher Corp.	24,336	1,956,615
Dover Corp.	27,920	2,217,965
General Electric Co.	101,267	2,613,701
Ingersoll-Rand PLC	20,107	1,259,100
Parker-Hannifin Corp.	26,105	3,316,118
		12,709,140
E-Commerce/Services—0.4%
Liberty Interactive Corp., Class A†	41,286	1,079,216
Electric Products-Misc.—0.5%
Emerson Electric Co.	19,179	1,228,607
Electric-Generation—0.6%
AES Corp.	119,603	1,682,814
Electric-Integrated—4.7%
Duke Energy Corp.	150,529	12,365,957
Electronic Components-Misc.—0.5%
Corning, Inc.	61,421	1,254,831
Electronic Components- Semiconductors—1.9%
Intel Corp.	143,456	4,878,939
Electronics-Military—1.2%
L-3 Communications Holdings, Inc.	26,868	3,263,387
Engineering/R&D Services—0.8%
Fluor Corp.	18,936	1,256,214
Jacobs Engineering Group, Inc.†	16,242	770,683
		2,026,897
Enterprise Software/Service—1.1%
CA, Inc.	47,873	1,391,189
ManTech International Corp., Class A	50,425	1,419,968
		2,811,157
Entertainment Software—0.6%
Activision Blizzard, Inc.	82,144	1,638,773
Finance-Other Services—3.0%
CME Group, Inc.	50,900	4,265,929
NASDAQ OMX Group, Inc.	82,981	3,589,758
		7,855,687
Insurance Brokers—1.3%
Marsh & McLennan Cos., Inc.	61,831	3,361,751
Insurance-Life/Health—1.8%
StanCorp Financial Group, Inc.	17,833	1,240,463
Torchmark Corp.	65,463	3,466,921
		4,707,384
Insurance-Multi-line—0.5%
Allstate Corp.	19,301	1,251,670
Insurance-Property/Casualty—0.1%
Travelers Cos., Inc.	3,971	400,277

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

Security Description	Shares	Value (Note 3)
Insurance-Reinsurance—3.5%
Montpelier Re Holdings, Ltd.	74,369	$2,464,589
PartnerRe, Ltd.	19,040	2,202,738
Platinum Underwriters Holdings, Ltd.	72,061	4,513,180
		9,180,507
Internet Security—0.5%
Symantec Corp.	53,989	1,340,007
Investment Management/Advisor Services—1.4%
Janus Capital Group, Inc.	86,173	1,291,733
Legg Mason, Inc.	47,199	2,454,348
		3,746,081
Machinery-Farming—0.4%
AGCO Corp.	23,512	1,041,817
Medical Instruments—1.1%
Medtronic, Inc.	41,038	2,797,150
Medical Labs & Testing Services—0.9%
Quest Diagnostics, Inc.	36,907	2,342,118
Medical Products—1.4%
CareFusion Corp.†	64,894	3,722,969
Medical-Drugs—6.3%
Eli Lilly & Co.	163,822	10,866,313
Johnson & Johnson	51,649	5,566,729
		16,433,042
Medical-Generic Drugs—0.4%
Impax Laboratories, Inc.†	32,658	946,102
Medical-HMO—1.2%
UnitedHealth Group, Inc.	32,079	3,047,826
Medical-Hospitals—0.5%
HCA Holdings, Inc.†	18,883	1,322,754
Medical-Wholesale Drug Distribution—1.1%
Cardinal Health, Inc.	35,917	2,818,766
Metal-Aluminum—0.4%
Kaiser Aluminum Corp.	15,467	1,075,730
Metal-Copper—0.5%
Freeport-McMoRan, Inc.	42,223	1,203,355
Multimedia—4.1%
Time Warner, Inc.	46,371	3,685,103
Twenty-First Century Fox, Inc., Class A	53,160	1,832,957
Walt Disney Co.	56,130	5,129,160
		10,647,220
Networking Products—1.5%
Cisco Systems, Inc.	162,819	3,984,181
Non-Hazardous Waste Disposal—1.7%
Waste Management, Inc.	91,294	4,463,364
Security Description	Shares	Value (Note 3)
Oil & Gas Drilling—0.8%
Diamond Offshore Drilling, Inc.	29,453	$1,110,673
Helmerich & Payne, Inc.	10,759	934,096
		2,044,769
Oil Companies-Exploration & Production—1.1%
Apache Corp.	29,157	2,250,920
Unit Corp.†	12,659	612,949
		2,863,869
Oil Companies-Integrated—8.0%
Chevron Corp.	82,762	9,927,302
Exxon Mobil Corp.	115,897	11,208,399
		21,135,701
Oil Field Machinery & Equipment—0.8%
National Oilwell Varco, Inc.	30,323	2,202,663
Oil Refining & Marketing—1.2%
HollyFrontier Corp.	42,921	1,947,755
Valero Energy Corp.	26,197	1,312,208
		3,259,963
Oil-Field Services—0.1%
NOW, Inc.†	7,579	227,825
Pharmacy Services—0.6%
Omnicare, Inc.	25,801	1,718,089
Publishing-Periodicals—0.0%
Time, Inc.†	5,795	130,909
Racetracks—0.9%
Penn National Gaming, Inc.†	181,737	2,378,937
Real Estate Investment Trusts—1.8%
Chimera Investment Corp.	796,795	2,486,001
Dynex Capital, Inc.	150,967	1,271,142
Resource Capital Corp.	176,460	933,473
		4,690,616
Retail-Discount—0.3%
Wal-Mart Stores, Inc.	11,639	887,706
Retail-Drug Store—1.9%
CVS Health Corp.	56,841	4,877,526
Retail-Pawn Shops—0.3%
Ezcorp, Inc., Class A†	74,626	841,781
Retail-Regional Department Stores—0.4%
Macy's, Inc.	20,437	1,181,667
Savings & Loans/Thrifts—0.7%
Washington Federal, Inc.	84,886	1,853,061
Schools—0.3%
Apollo Education Group, Inc.†	27,388	784,940
Telecommunication Equipment—0.5%
Harris Corp.	18,005	1,253,148
Telephone-Integrated—3.4%
AT&T, Inc.	125,741	4,380,817
CenturyLink, Inc.	69,536	2,884,353
Telephone & Data Systems, Inc.	64,952	1,665,369
		8,930,539

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Tobacco—0.4%
Reynolds American, Inc.	15,807	$994,418
Tools-Hand Held—1.3%
Snap-on, Inc.	25,547	3,375,781
Total Long-Term Investment Securities (cost $224,588,228)		261,632,067
REPURCHASE AGREEMENT—0.5%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,213,000)	$1,213,000	1,213,000
TOTAL INVESTMENTS (cost $225,801,228)(2)	100.2%	262,845,067
Liabilities in excess of other assets	(0.2)	(483,745)
NET ASSETS —	100.0%	$262,361,322

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2014 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS
Long-Term Investment Securities:
Common Stocks:
Medical-Drugs	$16,433,042	$—	$—	$16,433,042
Oil Companies-Integrated	21,135,701	—	—	21,135,701
Other Industries*	224,063,324	—	—	224,063,324
Repurchase Agreement	—	1,213,000	—	1,213,000
Total	$261,632,067	$1,213,000	$—	$262,845,067

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO PROFILE — October 31, 2014 — (unaudited)

Industry Allocation*
Aerospace/Defense	8.1%
Tobacco	8.0
Food-Misc./Diversified	7.4
Retail-Apparel/Shoe	5.0
Retail-Discount	4.7
Computer Services	4.5
Retail-Consumer Electronics	3.1
Electronic Components-Semiconductors	3.1
Semiconductor Equipment	3.0
Finance-Other Services	2.8
Applications Software	2.8
Transport-Rail	2.8
Retail-Major Department Stores	2.8
Data Processing/Management	2.7
Medical Labs & Testing Services	2.7
Food-Confectionery	2.6
Advertising Agencies	2.5
Industrial Gases	2.5
Commercial Services-Finance	2.5
Retail-Mail Order	2.4
Retail-Office Supplies	2.4
Investment Management/Advisor Services	2.4
Garden Products	2.3
Enterprise Software/Service	2.3
Oil Companies-Integrated	2.3
Oil Companies-Exploration & Production	2.2
Oil Refining & Marketing	2.1
Containers-Metal/Glass	1.9
Oil & Gas Drilling	1.9
Toys	1.9
Housewares	1.8
Time Deposit	0.7
100.2%

* Calculated as a percentage of net assets

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014

Security Description	Shares	Value (Note 3)
COMMON STOCKS—99.5%
Advertising Agencies—2.5%
Omnicom Group, Inc.	20,096	$1,444,099
Aerospace/Defense—8.1%
Lockheed Martin Corp.	8,329	1,587,258
Northrop Grumman Corp.	11,225	1,548,601
Raytheon Co.	14,122	1,466,993
		4,602,852
Applications Software—2.8%
Microsoft Corp.	33,855	1,589,492
Commercial Services-Finance—2.5%
Western Union Co.	82,738	1,403,236
Computer Services—4.5%
Accenture PLC, Class A	16,839	1,365,979
International Business Machines Corp.	7,062	1,160,993
		2,526,972
Containers-Metal/Glass—1.9%
Greif, Inc., Class A	24,984	1,100,795
Data Processing/Management—2.7%
Broadridge Financial Solutions, Inc.	35,121	1,542,866
Electronic Components- Semiconductors—3.1%
Intel Corp.	50,873	1,730,191
Enterprise Software/Service—2.3%
CA, Inc.	44,898	1,304,736
Finance-Other Services—2.8%
CME Group, Inc.	19,190	1,608,314
Food-Confectionery—2.6%
J.M. Smucker Co.	13,942	1,449,968
Food-Misc./Diversified—7.4%
General Mills, Inc.	25,529	1,326,487
Ingredion, Inc.	19,551	1,510,315
Kellogg Co.	20,820	1,331,647
		4,168,449
Garden Products—2.3%
Scotts Miracle-Gro Co., Class A	22,088	1,308,493
Housewares—1.8%
Tupperware Brands Corp.	15,932	1,015,665
Industrial Gases—2.5%
Airgas, Inc.	12,855	1,433,847
Investment Management/ Advisor Services—2.4%
T. Rowe Price Group, Inc.	16,294	1,337,574
Medical Labs & Testing Services—2.7%
Quest Diagnostics, Inc.	24,260	1,539,540
Oil & Gas Drilling—1.9%
Helmerich & Payne, Inc.	12,493	1,084,642
Security Description	Shares/ Principal Amount	Value (Note 3)
Oil Companies-Exploration & Production—2.2%
Occidental Petroleum Corp.	14,122	$1,255,869
Oil Companies-Integrated—2.3%
Chevron Corp.	10,862	1,302,897
Oil Refining & Marketing—2.1%
HollyFrontier Corp.	25,709	1,166,674
Retail-Apparel/Shoe—5.0%
Guess?, Inc.	48,624	1,077,994
L Brands, Inc.	24,623	1,775,811
		2,853,805
Retail-Consumer Electronics—3.1%
Best Buy Co., Inc.	51,054	1,742,984
Retail-Discount—4.7%
Target Corp.	21,726	1,343,101
Wal-Mart Stores, Inc.	17,019	1,298,039
		2,641,140
Retail-Mail Order—2.4%
Williams-Sonoma, Inc.	21,363	1,389,236
Retail-Major Department Stores—2.8%
Nordstrom, Inc.	21,726	1,577,525
Retail-Office Supplies—2.4%
Staples, Inc.	106,187	1,346,451
Semiconductor Equipment—3.0%
KLA-Tencor Corp.	21,363	1,690,881
Tobacco—8.0%
Altria Group, Inc.	33,674	1,627,801
Philip Morris International, Inc.	15,750	1,401,908
Reynolds American, Inc.	24,078	1,514,747
		4,544,456
Toys—1.9%
Mattel, Inc.	34,216	1,063,091
Transport-Rail—2.8%
Norfolk Southern Corp.	14,303	1,582,484
Total Long-Term Investment Securities (cost $53,694,374)		56,349,224
SHORT-TERM INVESTMENT SECURITIES—0.7%
Time Deposit—0.7%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 11/03/2014 (cost $371,000)	$371,000	371,000
TOTAL INVESTMENTS (cost $54,065,374)(1)	100.2%	56,720,224
Liabilities in excess of other assets	(0.2)	(87,862)
NET ASSETS —	100.0%	$56,632,362

(1) See Note 7 for cost of investments on a tax basis.

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2014 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2014 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS
Long-Term Investment Securities:
Common Stocks:
Aerospace/Defense	$4,602,852	$—	$—	$4,602,852
Food-Misc./Diversified	4,168,449	—	—	4,168,449
Retail-Apparel/Shoe	2,853,805	—	—	2,853,805
Tobacco	4,544,456	—	—	4,544,456
Other Industries*	40,179,662	—	—	40,179,662
Time Deposit	—	371,000	—	371,000
Total	$56,349,224	$371,000	$—	$56,720,224

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2014

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Fund consists of five separate series that are currently offered for sale (each a "Portfolio" and collectively, the "Portfolios"), each with a distinct investment objective and strategy. With respect to the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Portfolios are as follows:

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

SunAmerica Select Dividend Growth Portfolio seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The Asset Allocation Strategy Portfolios: Focused Multi-Asset Strategy and Focused Balanced Strategy, ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.safunds.com.

The Portfolios are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share. The class is offered exclusively for sale to certain institutions.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class W. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Merger

Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Small-Cap Value Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Strategic Value Portfolio, in exchange for shares of the SunAmerica Strategic Value Portfolio. The reorganization was consummated on July, 22, 2013. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B, and Class C shares of the Focused Small-Cap Value Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of SunAmerica Strategic Value Portfolio at an exchange ratio of 0.77 to 1, 0.73 to 1, and 0.74 to 1, respectively. Shares of the SunAmerica Strategic Value Portfolio issued in connection with the acquisition of the Focused Small-Cap Value Portfolio were 4,678,724 with a value of $101,518,891. The assets in the investment portfolio of the Focused Small-Cap Value Portfolio with a value of $101,631,664 and identified cost of $86,360,549 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Focused Small-Cap Value Portfolio				$15,271,115
Class A	4,741,553	$80,648,271	$17.01
Class B	291,835	4,379,714	15.01
Class C	1,093,367	16,490,906	15.08

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
SunAmerica Strategic Value Portfolio				$25,624,608
Class A	5,569,617	$122,708,049	$22.03
Class B	380,221	7,792,558	20.49
Class C	2,143,178	43,933,061	20.50
Post Reorganization
SunAmerica Strategic Value Portfolio				$40,895,723
Class A	9,230,167	$203,356,320	$22.03
Class B	593,920	12,172,272	20.49
Class C	2,947,653	60,423,967	20.50

Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2013, would have been:

Net investment income (loss)	$2,649,339
Net realized/unrealized gains (losses)	59,181,027
Change in net assets resulting from operations	$61,830,366

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since July, 22, 2013.

Note 3. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Portfolios' net assets as of October 31, 2014 are reported on a schedule following each Portfolio's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolios' shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by a Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Portfolios have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Portfolios and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolios' counterparties to elect early termination could cause the Portfolios to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2014, the repurchase agreements held by the Portfolios are subject to master netting agreements. See each Portfolio's Portfolio of Investments and Notes to Financial Statements for more information about a Portfolio's holdings in repurchase agreements.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

As of October 31, 2014, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
Focused Dividend Strategy	24.42%	$49,597,000
SunAmerica Strategic Value	0.60	1,213,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

State Street Bank and Trust Co., dated October 31, 2014, bearing interest at a rate of 0.00% per annum, with a principal amount of $203,059,000, a repurchase price of $203,059,000 and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	1.63%	06/30/2019	$139,635,000	$140,873,423
U.S. Treasury Notes	2.13	08/15/2021	55,510,000	56,155,803
U.S. Treasury Notes	8.00	11/15/2021	1,380,000	1,976,662
U.S. Treasury Notes	8.13	08/15/2021	5,750,000	8,118,103

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after the ex-dividend date. Distributions received from the Portfolios' investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Portfolios as a reduction to the cost basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio and SunAmerica Select Dividend Growth Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that each Portfolio will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Portfolio recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013 or expected to be taken in each Portfolio's 2014 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2011.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Organization and Offering Costs: Organizational and offering costs incurred in connection with the commencement of the SunAmerica Select Dividend Growth Portfolio have been expensed while offering costs are reflected as "Deferred offering costs" in the Statement of Assets and Liabilities of the Portfolio, and amortized over a 12-month period.

New Accounting Pronouncements: In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities", which was subsequently clarified in ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. All required changes to accounting policies have been made in accordance with ASU No. 2011-11 and 2013-01.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Dividend Strategy*	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
SunAmerica Strategic Value .	0.75%
SunAmerica Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Percentage
SunAmerica Strategic Value Class A	1.72%
SunAmerica Strategic Value Class B	2.37%
SunAmerica Strategic Value Class C	2.37%
SunAmerica Select Dividend Growth Class A	1.72%
SunAmerica Select Dividend Growth Class C	2.37%
SunAmerica Select Dividend Growth Class W	1.52%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Percentage
Focused Multi-Asset Strategy Class A	0.25%
Focused Multi-Asset Strategy Class B	0.90%
Focused Multi-Asset Strategy Class C	0.90%
Focused Multi-Asset Strategy Class I	0.25%
Focused Balanced Strategy Class A	0.25%
Focused Balanced Strategy Class B	0.90%
Focused Balanced Strategy Class C	0.90%
Focused Balanced Strategy Class I	0.25%

*  The investment advisory and management fee for Focused Dividend Strategy Portfolio was 0.35% of average daily net assets for the period of November 1, 2013 through November 10, 2013.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

For the year ended October 31, 2014, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Fund Level Expenses Reimbursed
SunAmerica Select Dividend Growth	$1,458
Portfolio	Class Specific Expenses Reimbursed
Focused Multi-Asset Strategy Class I	$1,607
Focused Balanced Strategy Class B	7,986
Focused Balanced Strategy Class I	10,314
SunAmerica Select Dividend Growth Class A	493
SunAmerica Select Dividend Growth Class C	9,623
SunAmerica Select Dividend Growth Class W	9,624

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios within two years after the occurrence of the waivers and/or reimbursements, provided that the Portfolios are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended October 31, 2014, the amounts recouped by SunAmerica were as follows:

Portfolio	Class Specific Expenses Recouped
Focused Multi-Asset Strategy Class I	$694
Focused Balanced Strategy Class B	3,164
SunAmerica Select Dividend Growth Class A	493

At October 31, 2014, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

Fund Level Expenses Reimbursed
Portfolio	October 31, 2016
SunAmerica Select Dividend Growth	$1,458

	Class Specific Expenses Reimbursed
Portfolio	October 31, 2015	October 31, 2016
Focused Multi-Asset Strategy Class I	$757	$1,607
Focused Balanced Strategy Class B	2,342	7,986
Focused Balanced Strategy Class I	11,271	10,314
SunAmerica Select Dividend Growth Class C	—	9,623
SunAmerica Select Dividend Growth Class W	—	9,624

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with AIG Capital Services, Inc.* ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of each class of shares of the Portfolios (other than Class I and Class W shares of each of the Portfolios and Class A shares of the Strategy Portfolios) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit

*  Effective February 28, 2014, SunAmerica Capital Services, Inc. changed its name to AIG Capital Services, Inc.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Portfolio other than the Strategy Portfolios, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Classes' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, and Class W shares of the Focused Dividend Strategy Portfolio and SunAmerica Select Dividend Growth Portfolio, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2014, ACS received fees, as reflected in the Statements of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Focused Dividend Strategy Portfolio and SunAmerica Select Dividend Growth Portfolio, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2014, ACS earned fees, as reflected in the Statements of Operations, based upon the aforementioned rates.

ACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. ACS has advised the Portfolios that for the year ended October 31, 2014, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Multi-Asset Strategy	$254,521	$120,148	$96,296	$905	$32,406	$4,029
Focused Balanced Strategy	160,375	65,456	70,301	377	28,217	3,345
Focused Dividend Strategy	15,017,447	1,663,966	11,111,668	199,450	460,894	483,769
SunAmerica Strategic Value	144,264	57,670	64,976	—	13,349	3,658
SunAmerica Select Dividend Growth	3,623	1,690	1,410	—	—	—

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2014, the

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Portfolios incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statements of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2014
Portfolio	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
Focused Dividend Strategy	$8,985,721	$579,031	$4,918,677	$2,989,019	$683,460	$52,528	$445,258	$332,421
SunAmerica Strategic Value	396,624	22,673	134,370	—	34,039	1,767	11,136	—
SunAmerica Select Dividend Growth	60,401	—	115	114	10,201	—	19	19

At October 31, 2014, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Portfolios:

Portfolio	Holder	Percentage
Focused Multi-Asset Strategy	Pershing LLC	5%
Focused Balanced Strategy	Pershing LLC	5
Focused Dividend Strategy	Pershing LLC	3
SunAmerica Strategic Value	Focused Multi-Asset Strategy Portfolio	14
	Focused Balanced Strategy Portfolio	6
	Pershing LLC	5
SunAmerica Select Dividend Growth	Focused Multi-Asset Strategy Portfolio	67
	Focused Balanced Strategy Portfolio	32

The Strategy Portfolios do not invest in the Underlying Funds, which includes a combination of SunAmerica funds (each, an "Underlying SunAmerica Fund," and collectively, the "Underlying SunAmerica Funds"), for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying SunAmerica Funds. At October 31, 2014, each Strategy Portfolio held less than 68% of the outstanding shares of each Underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 100% of the outstanding shares of each Underlying SunAmerica Fund.

Note 5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2014 were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Purchases (excluding U.S. government securities)	$111,314,357	$68,808,551	$4,999,283,653	$163,152,140	$56,133,901
Sales (excluding U.S. government securities)	153,671,622	87,433,657	3,692,015,420	159,231,354	2,502,451
Purchases of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned shares of the Underlying SunAmerica Funds. For the year ended October 31, 2014, transactions in these securities were as follows:

Focused Multi-Asset Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2013	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2014
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$523,114	$—	$18,979,090	$740,686	$2,659,883	$(202,064)	$(907,387)	$15,950,442
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	310,284	1,236,223	17,924,056	1,764,078	2,659,883	(711,167)	(160,089)	16,156,995
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	732,841	—	17,737,926	950,413	2,659,883	106,036	(3,720)	16,130,772
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	271,860	—	17,735,150	489,432	2,659,883	(141,439)	453,979	15,877,239
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	785,957	1,122,929	35,486,097	2,344,030	5,319,766	1,606,004	(410,023)	33,706,342
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	244,398	—	—	38,267,555	2,073,459	58,348	1,776,816	38,029,260
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	125,982	73,272	17,673,283	18,522,068	4,229,150	1,343,311	3,587,674	36,897,186
SunAmerica Specialty Series, SunAmerica Alternative Strategies Fund, Class A	—	—	35,753,156	311,517	4,677,680	(1,458,534)	1,018,399	30,946,858
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	726,372	17,521,251	18,675,507	4,229,150	910,728	2,722,924	35,601,260
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	1,795,357	35,288,311	2,230,500	5,319,766	982,794	3,332,368	36,514,207
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	1,689,327	17,718,197	1,906,899	2,659,882	(349,387)	(1,550,172)	15,065,655
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	766,619	—	17,676,051	984,191	2,659,883	144,915	303,072	16,448,346
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	—	—	34,532,016	3,266,021	41,454	1,021,503	32,328,952
	$3,761,055	$6,643,480	$249,492,568	$121,718,892	$45,074,289	$2,330,999	$11,185,344	$339,653,514

†  Includes reinvestment of distributions paid.

Focused Balanced Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2013	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2014
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$402,754	$—	$10,972,365	$4,971,708	$1,693,787	$21,210	$(661,140)	$13,610,356
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	65,220	259,841	3,737,193	388,826	457,921	(327)	(176,706)	3,491,065
SunAmerica Income Funds, SunAmerica GNMA Fund, Class A	175,244	168	9,250,265	308,333	4,431,763	(422,046)	340,731	5,045,520
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	783,133	—	18,493,122	1,101,955	2,289,601	53,196	60,458	17,419,130

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2013	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2014
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	$212,014	$—	$18,494,022	$461,542	$8,595,997	$(398,950)	$594,644	$10,555,261
SunAmerica Senior Floating Rate Fund, Inc., Class A	282,196	—	—	11,413,904	956,225	(2,881)	(154,251)	10,300,547
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	468,553	590,849	18,519,907	5,738,961	5,068,148	2,313,126	(1,271,407)	20,232,439
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	116,990	—	—	18,395,321	1,174,663	35,431	844,504	18,100,593
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	132,667	77,160	18,461,304	4,339,153	10,348,532	2,637,640	(268,448)	14,821,117
SunAmerica Specialty Series, SunAmerica Alternative Strategies Fund, Class A	—	—	2,786,185	49,305	350,335	(109,347)	73,564	2,449,372
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	765,322	18,338,897	4,454,895	8,709,812	1,692,649	(244,736)	15,531,893
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	942,876	18,385,155	4,100,511	3,631,772	1,058,500	1,463,908	21,376,302
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	622,571	6,466,054	729,715	780,675	(77,053)	(624,531)	5,713,510
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	164,873	—	3,682,567	222,713	430,341	9,362	88,700	3,573,001
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	—	—	18,194,140	1,600,130	21,439	537,604	17,153,053
	$2,803,644	$3,258,787	$147,587,036	$74,870,982	$50,519,702	$6,831,949	$602,894	$179,373,159

†  Includes reinvestment of distributions paid.

Note 7.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, and retirement pension expense.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2014
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$1,481,149	$(238,444,038)	$19,154,170	$6,233,275	$—
Focused Balanced Strategy	349,653	(51,335,473)	12,214,196	4,135,947	—
Focused Dividend Strategy	89,755,925	435,504,407	1,093,206,644	319,219,398	96,767,267
SunAmerica Strategic Value	1,691,982	(124,603,282)	36,340,846	1,338,615	1,047,309
SunAmerica Select Dividend Growth(1)	150,171	—	2,644,931	363,533	—

(1)  For the period May 2, 2014 (commencement of operations) to October 31, 2014.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

	Tax Distributions
	For the year ended October 31, 2013
	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$2,741,325	$—
Focused Balanced Strategy	1,706,737	—
Focused Dividend Strategy	118,055,478	27,517,078
SunAmerica Strategic Value	1,847,294	—

As of October 31, 2014, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward†				Unlimited†
	2015	2016	2017	2018	ST	LT
Focused Multi-Asset Strategy*	$56,972,212	$76,595,915	$81,963,730	$22,912,181	$—	$—
Focused Balanced Strategy*	1,767,595	16,375,522	32,787,679	404,677	—	—
Focused Dividend Strategy	—	—	—	—	—	—
SunAmerica Strategic Value*	14,882,962	19,625,378	90,094,942	—	—	—
SunAmerica Select Dividend Growth	—	—	—	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2014, based on current tax law, the Focused Multi-Asset Strategy, Focused Balanced Strategy and SunAmerica Strategic Value have $120,146,109, $1,363,834 and $27,727,344, respectively, of capital losses that will not be available for use.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2014.

Portfolio	Capital Loss Carryforward Utilized
Focused Multi-Asset Strategy	$10,706,751
Focused Balanced Strategy	9,193,177
Focused Dividend Strategy	—
SunAmerica Strategic Value	29,062,941
SunAmerica Select Dividend Growth	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

For the period ended October 31, 2014, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of distributions from underlying securities, non-deductible expenses, equalization debits, Fair Fund settlements and dividend redesignation, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Multi-Asset Strategy	$3,946,998	$(3,946,998)	$—
Focused Balanced Strategy	1,956,331	(1,956,331)	—
Focused Dividend Strategy	356,325	(192,513,342)	192,157,017
SunAmerica Strategic Value	(14,150)	14,660	(510)
SunAmerica Select Dividend Growth	49,814	—	(49,814)

As of October 31, 2014, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Cost (tax basis)	$320,499,344	$167,158,963	$7,364,655,762	$226,504,221	$54,075,293
Appreciation	34,542,580	15,876,974	1,227,881,090	40,324,940	4,666,974
Depreciation	(15,388,410)	(3,662,778)	(134,674,446)	(3,984,094)	(2,022,043)
Net unrealized appreciation (depreciation)	$19,154,170	$12,214,196	$1,093,206,644	$36,340,846	$2,644,931

Note 8.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	1,324,470	$20,636,194	1,336,632	$18,631,823	181,738	$2,816,254	192,154	$2,665,555
Reinvested dividends	232,667	3,545,849	139,553	1,836,522	33,286	506,276	11,133	146,182
Shares redeemed(1)(2)	(1,915,991)	(29,969,753)	(3,338,194)	(46,345,377)	(917,116)	(14,271,432)	(1,576,163)	(21,762,998)
Net increase (decrease)	(358,854)	$(5,787,710)	(1,862,009)	$(25,877,032)	(702,092)	$(10,948,902)	(1,372,876)	$(18,951,261)
	Class C				Class I
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	319,321	$4,947,624	344,385	$4,784,595	1,111	$17,162	2,141	$29,972
Reinvested dividends	106,786	1,624,208	38,641	507,352	620	9,452	337	4,437
Shares redeemed	(1,566,012)	(24,326,015)	(3,288,270)	(45,424,793)	(11,869)	(183,092)	(3,109)	(44,834)
Net increase (decrease)	(1,139,905)	$(17,754,183)	(2,905,244)	$(40,132,846)	(10,138)	$(156,478)	(631)	$(10,425)

(1)  For the year ended October 31, 2014, includes automatic conversion of 388,472 shares of Class B shares in the amount of $6,047,483 to 386,706 shares of Class A shares in the amount of $6,047,483.

(2)  For the year ended October 31, 2013, includes automatic conversion of 486,858 shares of Class B shares in the amount of $6,726,319 to 484,282 shares of Class A shares in the amount of $6,726,319.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	622,959	$9,476,693	921,783	$12,714,380	138,195	$2,076,517	269,061	$3,683,087
Reinvested dividends	147,564	2,214,810	74,932	1,007,805	25,537	378,101	9,883	130,097
Shares redeemed(1)(2)	(1,126,447)	(17,195,280)	(1,522,666)	(20,791,303)	(383,520)	(5,811,932)	(561,116)	(7,610,342)
Net increase (decrease)	(355,924)	$(5,503,777)	(525,951)	$(7,069,118)	(219,788)	$(3,357,314)	(282,172)	$(3,797,158)
	Class C				Class I
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	343,238	$5,174,922	561,505	$7,821,636	3,479	$52,791	3,098	$42,993
Reinvested dividends	76,315	1,135,692	27,828	368,174	1,233	18,487	686	9,230
Shares redeemed	(726,902)	(11,011,163)	(1,117,333)	(15,232,056)	(22,992)	(346,240)	(7,552)	(102,226)
Net increase (decrease)	(307,349)	$(4,700,549)	(528,000)	$(7,042,246)	(18,280)	$(274,962)	(3,768)	$(50,003)
	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	98,253,064	$1,678,006,036	175,956,662	$2,728,260,191	3,917,527	$66,849,143	6,046,261	$92,275,479
Reinvested dividends	11,725,026	196,141,379	5,415,061	77,992,884	551,482	9,173,894	244,016	3,464,769
Shares redeemed(3)(4)	(124,054,799)	(2,135,882,687)	(103,569,465)	(1,625,368,314)	(1,816,780)	(30,991,591)	(1,371,719)	(20,893,490)
Net increase (decrease)	(14,076,709)	$(261,735,272)	77,802,258	$1,180,884,761	2,652,229	$45,031,446	4,918,558	$74,846,758
	Class C				Class W
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the period May 14, 2013@ through October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	45,595,250	$775,060,615	63,618,244	$981,703,275	75,558,958	$1,305,222,358	62,525,436	$1,029,418,300
Reinvested dividends	4,316,938	71,820,918	1,598,081	22,867,603	2,326,114	39,257,506	293,866	4,792,333
Shares redeemed	(22,248,490)	(380,586,990)	(8,957,613)	(137,542,677)	(34,919,733)	(600,945,834)	(4,217,134)	(70,084,645)
Net increase (decrease)	27,663,698	$466,294,543	56,258,712	$867,028,201	42,965,339	$743,534,030	58,602,168	$964,125,988

(1)  For the year ended October 31, 2014, includes automatic conversion of 124,255 shares of Class B shares in the amount of $1,880,547 to 123,149 shares of Class A shares in the amount of $1,880,547.

(2)  For the year ended October 31, 2013, includes automatic conversion of 185,991 shares of Class B shares in the amount of $2,518,212 to 184,648 shares of Class A shares in the amount of $2,518,212.

(3)  For the year ended October 31, 2014, includes automatic conversion of 129,857 shares of Class B shares in the amount of $2,227,643 to 129,090 shares of Class A shares in the amount of $2,227,643.

(4)  For the year ended October 31, 2013, includes automatic conversion of 112,327 shares of Class B shares in the amount of $1,652,541 to 111,762 shares of Class A shares in the amount of $1,652,541.

@  Commencement of operations

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2014		For the year ended October 31, 2013		For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	1,382,202	$31,648,258	688,772	$14,842,615	136,927	$2,994,526	63,183	$1,195,852
Shares issued in merger†	—	—	3,660,550	80,648,271	—	—	213,699	4,379,714
Reinvested dividends	77,601	1,769,308	80,856	1,439,231	2,726	57,959	1,383	23,029
Shares redeemed(1)(2)	(1,299,580)	(31,294,013)	(3,651,552)	(77,172,561)	(231,930)	(5,143,214)	(217,913)	(4,159,064)
Net increase (decrease)	160,223	$2,123,553	778,626	$19,757,556	(92,277)	$(2,090,729)	60,352	$1,439,531

	Class C
	For the year ended October 31, 2014		For the year ended October 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	93,801	$2,086,071	60,879	$1,165,500
Shares issued in merger†	—	—	804,475	16,490,906
Reinvested dividends	18,962	402,763	15,424	256,499
Shares redeemed	(375,903)	(8,425,860)	(434,518)	(8,084,183)
Net increase (decrease)	(263,140)	$(5,937,026)	446,260	$9,828,722

	SunAmerica Select Dividend Growth Portfolio
	Class A		Class C		Class W
	For the period May 2, 2014@ through October 31, 2014		For the period May 2, 2014@ through October 31, 2014		For the period May 2, 2014@ through October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,771,561	$56,582,452	6,849	$102,850	6,667	$100,000
Reinvested dividends	23,240	362,318	26	403	48	746
Shares redeemed	(211,200)	(3,261,693)	—	—	—	—
Net increase (decrease)	3,583,601	$53,683,077	6,875	$103,253	6,715	$100,746

(1)  For the year ended October 31, 2014, includes automatic conversion of 62,704 shares of Class B shares in the amount of $1,406,422 to 58,305 shares of Class A shares in the amount of $1,406,422.

(2)  For the year ended October 31, 2013, includes automatic conversion of 75,273 shares of Class B shares in the amount of $1,422,273 to 70,106 shares of Class A shares in the amount of $1,422,273.

†  See Note 2.

@  Commencement of operations

Note 9.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statements of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2014
Focused Multi-Asset Strategy	$1,027	$43	$2,375
Focused Balanced Strategy	433	22	994
Focused Dividend Strategy	1,289	439	2,388
SunAmerica Strategic Value	1,021	29	2,377

Note 10.  Line of Credit

The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit, both of which are included in other expenses on the Statements of Operations. Prior to September 12, 2014, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit and there was no closing fee on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended October 31, 2014, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Dividend Strategy	3	$246	$2,190,947	1.35%
SunAmerica Strategic Value	8	770	2,583,755	1.34

At October 31, 2014, there were no borrowings outstanding.

Note 11.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2014, none of the Portfolios participated in this program.

NOTES TO FINANCIAL STATEMENTS — October 31, 2014 — (continued)

Note 12.  Subsequent Event

As of the close of business on December 2, 2014, Class B shares of the SunAmerica Strategic Value Portfolio are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the SunAmerica Strategic Value Portfolio will continue to be automatically reinvested in additional Class B shares of the SunAmerica Strategic Value Portfolio, at the net asset value per share in effect on the payable date, unless the shareholder has elected to receive them in cash or automatically reinvest them in any retail fund distributed by ACS. As of the close of business on January 27, 2015, all outstanding Class B shares of the SunAmerica Strategic Value Portfolio will be converted to Class A shares (the "Conversion"). For more information about the Conversion, please see the Portfolio's Prospectus supplement dated December 2, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five portfolios constituting SunAmerica Series, Inc. (the "Fund") at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 29, 2014

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

At the June 3, 2014 Board of Director's Meeting

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Portfolio," and collectively, the "Portfolios"), SunAmerica Asset Management, LLC ("SunAmerica") approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolios, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2015 at an in-person meeting held on June 3, 2014 (the "Meeting"). The Corporation currently consists of the following six separate Portfolios: Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, Focused Dividend Strategy II Portfolio,(1) Focused Multi-Asset Strategy Portfolio, SunAmerica Strategic Value Portfolio, SunAmerica Select Dividend Growth Portfolio.(2)

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds, along with fee and performance data with respect to the Portfolios and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Portfolios; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolios pursuant to the Advisory Agreement.

(1)  At an in-person meeting of the Board on March 4, 2014, the Board approved the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica, which will expire June 30, 2015. Therefore, the Board did not consider the Investment Advisory and Management Agreement for this Portfolio at the Meeting. The Focused Dividend Strategy II Portfolio is not currently offered for sale.

(2)  At an in-person meeting of the Board on December 3, 2013, the Board approved the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica, which will expire June 30, 2015. Therefore, the Board did not consider the Investment Advisory and Management Agreement at the Meeting.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica had implemented with respect to its investment department, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolios and the industry in general.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2014, SunAmerica managed, advised and/or administered approximately $66.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolios. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolios.

Investment Performance. The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2014. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board further noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one- and three-year periods, and below the median of its Peer Group five-year period. The Board also considered that the Portfolio's performance was above the median of its Peer Universe for the one-year period, and below the median of its Peer Universe for the three- and five-year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods. The Board then noted that, during 2013, certain actions had been implemented by management with respect to the Portfolio and to certain of the underlying funds in which the Portfolio invests in an effort to address performance. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio's performance and concluded that the Portfolio's performance was being addressed.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-year period and above the median of its Peer Group and Peer Universe for the three- and five-year periods and further noted that the Portfolio was in the first quintile of its Peer

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Group and Peer Universe for the three- and five-year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods and that it underperformed its Lipper Index for the one-year period. The Board noted management's discussion of the Portfolio's one-year performance and management's monitoring of the Portfolio's performance. The Board considered that the Portfolio follows a buy and hold strategy and concluded that the Portfolio's long term performance was satisfactory.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including the fact that the Portfolio has an asset allocation strategy which may impact performance, and management's continued monitoring of the Portfolio's performance. The Board also considered that management had provided the Board with information regarding actions that were implemented during 2013 by management with respect to the Portfolio and to certain of the underlying funds in which the Portfolio invests, in an effort to address performance concerns. The Board concluded that the Portfolio's performance was being addressed.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods and outperformed its Lipper Index for the five-year period. The Board noted management's discussion regarding the Portfolio's performance, including the fact that SunAmerica had assumed day-to-day management of the Portfolio in February 2011 and that, in connection with this change, the Portfolio's principal investment strategies and techniques were amended. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio's performance. The Board considered that the Portfolio follows a buy and hold investment strategy.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser and its Affiliates from the Relationship with the Portfolios. The Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the SunAmerica Strategic Value Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Balanced Strategy Portfolio and the Focused Multi-Asset Strategy Portfolio (collectively, the "Focused Strategy Portfolios"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Portfolios are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolios and compared each Portfolio's net expense ratio (taking into account the

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Portfolios. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Dividend Strategy Portfolio. The Board considered that, effective November 11, 2013, the investment advisory fee rate for the Focused Dividend Strategy Portfolio was changed from 0.35% on all assets to 0.60% on the first $1.5 billion of average daily net assets, 0.50% of the next $1.5 billion and 0.40% thereafter. The Board noted that management had provided the Board with the restated investment advisory fee rate for the fiscal year ended October 31, 2013, which rate was 0.50%.

The Board considered that the Dividend Strategy Portfolio's restated actual management fees were substantially below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's restated total expenses were below the median of its Peer Group and Peer Universe.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses and further noted that the Portfolio's advisory fee was reduced to 0.75% in February 2011.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Portfolios with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Portfolios under the Advisory Agreement were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that, with respect to the SunAmerica Strategic Value Portfolio, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement and the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives (or potentially would derive) from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2015. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

At the March 4, 2014 Meeting

The Board of SunAmerica Series, Inc., including the Independent Directors, approved the Investment Advisory and Management Agreement (the "Advisory Agreement") by and between SunAmerica Series, Inc. and SunAmerica Asset

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Management, LLC ("SunAmerica"), on behalf of the Focused Dividend Strategy II Portfolio (the "Dividend Strategy II Portfolio"), for an initial term ending June 30, 2015, at an in-person meeting held on March 4, 2014.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the Advisory Agreement. These materials included, among other things: (a) a summary of the services to be provided to the Dividend Strategy II Portfolio by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper on the proposed fees and expenses of the Dividend Strategy II Portfolio as compared with a peer group of funds, along with along with fee and performance data with respect to any other mutual funds or other accounts advised or subadvised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information about SunAmerica's compliance policies and procedures; (d) information about SunAmerica's risk management processes; (e) information regarding brokerage and soft dollar practices; and (f) information about the key personnel of SunAmerica and its affiliates that will be involved in the investment management, administration, compliance and risk management activities with respect to the Dividend Strategy II Portfolio, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Advisory Agreement, the Board, including the Independent Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services to be provided by SunAmerica. The Board noted that the services would include acting as investment manager and adviser to the Dividend Strategy II Portfolio, managing the daily business affairs of the Dividend Strategy II Portfolio and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Dividend Strategy II Portfolio. The Board also observed that SunAmerica would provide office space, bookkeeping, accounting, legal, compliance, clerical, secretarial and certain administrative services (exclusive of, and in addition to, any such service provided by any other party retained by the Dividend Strategy II Portfolio) and has authorized its officers and employees, if elected, to serve as officers or Directors of SunAmerica Series, Inc. without compensation. Finally, the Board noted that SunAmerica would be responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services to be provided by SunAmerica, the Board considered the quality of the administrative and other services to be provided by SunAmerica to the Dividend Strategy II Portfolio pursuant to the Advisory Agreement.

In connection with the services to be provided by SunAmerica, it was further noted that the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they would be adequate to meet the needs of the Dividend Strategy II Portfolio. The Board also reviewed the personnel that would be responsible for providing advisory services to the Dividend Strategy II Portfolio and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica has the ability to retain quality investment and other personnel; (ii) SunAmerica would exhibit a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica would be responsive to requests of the Board; and (iv) SunAmerica would keep the Board apprised of developments relating to the Dividend Strategy II Portfolio and the industry in general. The Board concluded that the nature and extent of services to be provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services was expected to be high.

The Board also considered SunAmerica's reputation and considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of December 31, 2013, SunAmerica managed, advised and/or administered approximately $71.4 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

commitment to a culture of compliance generally and with respect to its proposed management and administration of the Dividend Strategy II Portfolio. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Dividend Strategy II Portfolio. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Dividend Strategy II Portfolio.

Investment Performance. The Board considered the performance of certain other funds managed by SunAmerica that utilize rules-based strategies, and noted in particular that the Focused Dividend Strategy Portfolio, a rules-based fund with a substantially similar strategy to the Dividend Strategy II Portfolio had performed well over the past 1-, 3- and 5-year periods ended November 30, 2013. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results. The Board also reviewed back-tested performance information of a sample portfolio constructed in accordance with the Dividend Strategy II Portfolio's characteristics.

Consideration of the Management Fee and the Cost of the Services to be Provided by SunAmerica. The Board then noted that it received and reviewed information regarding the fees to be paid by the Dividend Strategy II Portfolio to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Dividend Strategy II Portfolio.

To assist in analyzing the reasonableness of the management fee for the Dividend Strategy II Portfolio, the Board received reports independently prepared by Lipper, which contained comparative fee and expense information with respect to the Dividend Strategy II Portfolio (which is based on estimated expense amounts) and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the management fee to be paid by the Dividend Strategy II Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and (ii) total operating expenses. In considering the Dividend Strategy II Portfolio's projected total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Dividend Strategy II Portfolio. The Board further considered that, unlike the funds in the peer group and peer universe, the fee waivers and/or reimbursements anticipated to be made by SunAmerica with respect to the Dividend Strategy II Portfolio are only reflected in the total expenses category of the Lipper report, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper report. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the peer group and peer universe may appear lower on a relative basis. The Board also considered the various expense components of the Dividend Strategy II Portfolio and compared its net expense ratio to those of other funds within its peer group and peer universe as a guide to help assess the reasonableness of the management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the peer group and peer universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica would be providing services at a cost that was competitive with other, similar funds. The Board took into account management's discussion of the Dividend Strategy II Portfolio's proposed fees and anticipated expenses.

The Board also considered the advisory fee received by SunAmerica with respect to other mutual funds managed by SunAmerica, for which it serves as investment adviser or a subadviser, with similar investment strategies to the Dividend Strategy II Portfolio, and reviewed any relevant distinctions or differences with respect to such other mutual funds.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Profitability. The Board noted that it did not receive information regarding the profitability of SunAmerica or its affiliates because the Dividend Strategy II Portfolio had not yet commenced operations and the Advisory Agreement was not yet in effect.

The Board noted that it had reviewed financial statements and/or other financial reports from SunAmerica and considered whether SunAmerica had the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services to the Dividend Strategy II Portfolio.

The Board concluded that SunAmerica had the resources necessary to perform its obligations under the Advisory Agreement, and to provide the Dividend Strategy II Portfolio with high quality services that the Board expects. The Board also concluded that the advisory fee was reasonable in light of the factors discussed above.

Economies of Scale. The Board did not review specific information regarding whether shareholders would benefit from economies of scale with respect to the Dividend Strategy II Portfolio as it had not yet commenced operations. However, the Board did consider that as a result of being part of the SunAmerica fund complex, the Dividend Strategy II Portfolio will share common resources and may share certain expenses, and if the size of the complex increases, the Dividend Strategy II Portfolio could incur lower expenses than it otherwise would achieve as a standalone entity.

Other Factors. The Board also received and reviewed information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica would be responsible for decisions to buy and sell securities for the Dividend Strategy II Portfolio, selection of broker-dealers and negotiation of commission rates, as applicable. The Board also considered the potential benefits SunAmerica may derive from soft dollar arrangements, as applicable, including arrangements under which brokers provide research and/or certain limited brokerage services to clients in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for an initial term ending June 30, 2015. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Dividend Strategy II Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2014

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 69	Director	2001-present	Retired.	77	Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 76	Director	2001-present	Retired.	77	None
Richard W. Grant Age: 69	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	28	None
Stephen J. Gutman Age: 71	Director	1986-present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	28	None
William J. Shea Age: 66	Director	2004-present	Executive Chairman, Lucid, Inc. (medical devices) (2007 to present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	28	Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present).
Interested Director
Peter A. Harbeck(3) Age: 60	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, AIG Capital Services, Inc. ("ACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	138	None

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2014 — (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 46	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Gregory R. Kingston Age: 48	Treasurer	2002-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).	N/A	N/A
Gregory N. Bressler Age: 48	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 48	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Kara Murphy Age: 41	Vice President	2014-Present	Chief Investment Officer, SunAmerica (2013 to present); Director of Research, SunAmerica (2007-2013).	N/A	N/A
Katherine Stoner Age: 58	Chief Compliance Officer	2011-present

Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company ("VALIC") and Western National Life Insurance Company ("WNL") (2006-present); Deputy General Counsel and Secretary, VALIC and WNL (2007-present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-present).

				N/A	N/A

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2014 — (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Donna McManus Age: 53	Vice President and Assistant Treasurer	2014-present	Vice President, SunAmerica (2014 to present); Managing Director, BNY Mellon (2009 to 2014).	N/A	N/A
Shawn Parry Age: 42	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to current); Vice President, SunAmerica (2014 to present).	N/A	N/A
Kathleen D. Fuentes Age: 45	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).	N/A	N/A
Nori L. Gabert Age: 61	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A
Matthew J. Hackethal Age: 42	Anti-Money Laundering Compliance Officer	2006-present	Chief Compliance Officer, SunAmerica (2006 to present).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (6 portfolios), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (7 portfolios).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each

Portfolio's income and distributions for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2015.

Portfolio	Net Long-Term Capital Gains
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Dividend Strategy	96,767,267
SunAmerica Strategic Value	1,047,309
SunAmerica Select Dividend Growth	—

For the year ended October 31, 2014, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Multi-Asset Strategy	39.05%
Focused Balanced Strategy	33.49
Focused Dividend Strategy	80.70
SunAmerica Strategic Value	100.00
SunAmerica Select Dividend Growth	100.00

The Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2014, were $89,425 and $58,057 respectively. The gross foreign source income for the information reporting is $1,689,026 and $684,828 respectively.

For the year ended October 31, 2014, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Multi-Asset Strategy	$6,233,275
Focused Balanced Strategy	4,135,947
Focused Dividend Strategy	319,219,398
SunAmerica Strategic Value	1,338,615
SunAmerica Select Dividend Growth	363,533

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SunAmerica Series, Inc.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class A shares returned 7.79% (before maximum sales charge) for the 12-month period ended October 31, 2014. The Portfolio underperformed its broad-based benchmark, the Russell 3000 Index*, which returned 16.07% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds and exchange-traded funds (ETFs). Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in the underlying SunAmerica Funds. Approximately seventy percent is allocated to domestic and foreign equities; ten percent to fixed income; ten percent to alternative strategies; and ten percent to global strategies. As of October 31, 2014, the Portfolio's domestic equity allocation was balanced between large-cap and small-cap market capitalizations as well as between growth and value styles. International equity exposure was split approximately evenly between an international fund focused on dividend yield and a fund that is focused on investments in Japan. Fixed income assets were distributed among a variety of bond sectors, including government securities and corporate bonds. The global strategies allocation was allocated among the SunAmerica Income Explorer Fund and the SunAmerica Global Trends Fund. The Portfolio's exposure to alternative strategies was through the SunAmerica Alternative Strategies Fund.

During the annual period, the primary source of underperformance relative to the benchmark was due to asset allocation, as several of the asset classes' representative indices underperformed the Portfolio's Russell 3000 Index benchmark, a measure of the U.S. equities asset class. In particular, the Barclays U.S. Aggregate Bond Index† returned 4.14%. Moreover, the Alternative Strategies Blended Benchmark utilized by the underlying alternatives fund – an equal mix of commodity, hedge fund and managed futures indices – returned -1.09% during the same annual period, and the Global Trends Blended Benchmark associated with one of the underlying global strategies funds, which is an equal mix of the broad global equity and global bond markets, returned 6.70% during the same period. Moreover, the MSCI Japan Index (Net) and the MSCI ACWI ex-U.S. (Net), the underlying benchmark indices of the SunAmerica Japan Fund and SunAmerica International Dividend Strategy Fund, respectively, returned -0.70% and 0.06%, respectively, during the annual period.†

Overall, underlying fund performance was also a source of underperformance. Notable detractors during the annual period included SunAmerica Alternative Strategies Fund, SunAmerica Focused Dividend Strategy Portfolio and SunAmerica Global Trends Fund, which each lagged their respective benchmarks. Losses were partially offset by several underlying funds that outperformed their respective benchmarks, including the SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Strategic Bond Fund and SunAmerica Japan Fund.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI ACWI (All Country World Index) (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. The MSCI Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 44 global developed and emerging markets, excluding the U.S.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class A shares would be valued at $14,991. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $22,723.

	Class A		Class B		Class C††		Class I
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	1.62%	7.79%	3.04%	7.04%	6.14%	7.14%	7.68%	7.68%
5 year return	6.52%	45.56%	6.77%	40.73%	7.10%	40.93%	N/A	N/A
10 year return	4.13%	59.10%	4.21%	51.00%	4.08%	49.21%	N/A	N/A
Since Inception*	5.64%	104.67%	5.69%	94.10%	5.48%	89.57%	7.34%	25.57%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2014, the Focused Multi-Asset Strategy Portfolio Class A returned 1.62% compared to 16.07% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class A shares returned 7.67% (before maximum sales charge) for the 12-month period ended October 31, 2014. The Portfolio underperformed its benchmark, the Russell 3000 Index*, which returned 16.07% for the same annual period.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds and exchange-traded funds (ETFs). Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

During the annual period, the Portfolio maintained its allocation mix of equities, fixed income, alternative strategies and global strategies. The majority of the Portfolio's equity allocation was to funds that invest primarily in the United States. Early in the annual period, the Portfolio's equity allocations were adjusted to include investments in the recently launched SunAmerica Small-Cap Fund and in the SunAmerica Select Dividend Growth Fund. The global strategies allocation consisted of positions in the SunAmerica Income Explorer Fund and the SunAmerica Global Trends Fund. The Portfolio's fixed income allocation was overweight higher quality U.S. government and mortgage-backed securities portfolios versus a smaller allocation to credit. The Portfolio's modest 1.4% exposure to alternative strategies was through the SunAmerica Alternative Strategies Fund.

The primary driver of underperformance relative to the benchmark during the annual period was due to asset allocation, as the representative indices for the fixed income, global strategies and alternative strategies asset classes each underperformed the Russell 3000 Index benchmark, a measure of the U.S. equities asset class. In particular, the Barclays U.S. Aggregate Bond Index† returned 4.14%. Moreover, the Alternative Strategies Blended Benchmark utilized by the underlying alternatives fund – an equal mix of commodity, hedge fund and managed futures indices – returned -1.09% during the same annual period, and the Global Trends Blended Benchmark associated with one of the underlying global strategies funds, which is an equal mix of the broad global equity and global bond markets, returned 6.70% during the same period.†

Overall, underlying fund performance was mixed. The Portfolio's allocations to the SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Strategic Bond Fund and SunAmerica Japan Fund each outperformed versus their respective benchmarks. However, these positive contributors were offset by the underperformance of other funds versus their respective benchmarks – the SunAmerica Focused Dividend Strategy Portfolio, SunAmerica Global Trends Fund and SunAmerica Focused Alpha Growth Fund.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI All Country World Index (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Balanced Strategy Portfolio Class A shares would be valued at $15,270. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $22,723.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	1.48%	7.67%	2.95%	6.95%	5.95%	6.95%	7.61%	7.61%
5 year return	7.42%	51.78%	7.70%	46.87%	8.01%	47.03%	8.69%	51.70%
10 year return	4.32%	62.01%	4.39%	53.60%	4.27%	51.95%	4.95%	62.17%
Since Inception*	5.58%	103.28%	5.63%	92.85%	5.43%	88.44%	4.51%	60.23%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2014, the Focused Balanced Strategy Portfolio Class A returned 1.48% compared to 16.07% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 9.78% (before maximum sales charge) for the 12–month period ended October 31, 2014. The Portfolio underperformed its benchmark, the S&P 500 Index*, which returned 17.27% for the same period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected annually from the Dow Jones Industrial Average (DJIA) and broader market. The first 10 stocks selected represent the 10 highest yielding stocks within the DJIA, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000 Index†, excluding Utilities and Financials. The criteria used to select the remaining 20 stocks include dividends, profitability and valuation. We combine these 20 names, equally-weighted, with the 10 "Dogs of the Dow" companies and hold them for a year. A major goal of the Portfolio is to give shareholders efficient exposure to equities, and the annual reconstitution results in low turnover and taxes.

During the annual period, the Portfolio's bias toward high-dividend-paying stocks detracted from its relative results, as those companies that offered little to no income outperformed. The primary driver of underperformance was stocks held within the Consumer Discretionary sector. Having overweighted exposures to the Consumer Staples and Telecommunication Services sectors also hindered relative performance. Both stocks held and having an underweighted allocation to the strongly-performing Health Care sector also impacted performance. An overweighted allocation to Information Technology, which outpaced the S&P 500 Index during the annual period, helped but was more than offset by the detracting impact of stocks held within the sector. Partially offsetting these detractors was the positive contributions made by stocks held in the Industrials and Consumer Staples sectors. Both stocks held and having an underweighted allocation to the Energy sector also added value.

The primary individual stock detractors from the Portfolio's relative results during the annual period included leather goods specialty retailer Coach, toy and game manufacturer Mattel, office supply retailer Staples, infrastructure software developer CA and electronic game and personal computer entertainment software specialty retailer GameStop. The top-performing individual stocks included aerospace and defense company Lockheed Martin, semiconductor bellwether Intel, pharmaceuticals giant Eli Lilly, tobacco company Altria Group and aerospace and defense company Raytheon.

Importantly, at the end of the annual period, the average dividend yield of the Portfolio's holdings was 3.21% compared to the 1.91% average dividend yield of the S&P 500 Index constituents.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $26,066. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $22,001.

	Class A		Class B		Class C††		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	3.44%	9.78%	5.10%	9.10%	8.05%	9.05%	9.97%	9.97%
5 year return	17.45%	137.21%	17.88%	129.61%	18.08%	129.52%	N/A	N/A
10 year return	10.05%	176.56%	10.13%	162.44%	10.00%	159.45%	N/A	N/A
Since Inception*	6.93%	218.20%	6.97%	201.70%	6.61%	185.85%	15.89%	24.13%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class W 05/15/13.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2014, the Focused Dividend Strategy Portfolio Class A returned 3.44% compared to 17.27% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio Class A shares returned 14.83% (before maximum sales charge) for the 12-month period ended October 31, 2014. The Portfolio underperformed its benchmark, the Russell 3000 Value Index*, which returned 15.76% for the same period.

The Portfolio's principal investment strategy is based on value. The value-oriented philosophy to which we subscribe is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations and that may have generally been overlooked by the market. The principal investment technique we employ in the Portfolio is a "buy and hold" strategy with equity securities selected annually from the Russell 3000 Value Index. We select securities through extensive quantitative research, which includes the use of a multi-factor model that we employ to identify and rank companies within the Russell 3000 Value Index. Through this selection process, we select approximately 100 securities from the Russell 3000 Value Index. The Portfolio is evaluated and adjusted at the discretion of our portfolio management team on an annual basis, with the annual consideration of securities that meet the selection criteria taking place on or about March 1st.

During the annual period ended October 31, 2014, the Portfolio's underperformance was primarily due to stock holdings in the Energy and Materials sectors. Having an overweighted exposure to Consumer Discretionary, which lagged the Russell 3000 Value Index during the annual period, also hurt as did having an average cash position of 1.03% during an annual period when the U.S. equity market rallied. These detractors were mitigated, however, by the positive contributions made by stocks held in the Consumer Discretionary, Health Care, Consumer Staples and Industrials sectors. Positioning in the Telecommunication Services sector also added value.

From an individual stock perspective, the Portfolio was hurt most during the annual period from positions in oil and gas exploration and production company ConocoPhillips, specialty consumer finance company DFC Global, specialty paper manufacturer Schweitzer-Mauduit International, engineering services provider URS and integrated energy company Chevron. Conversely, the leading individual positive contributors were integrated utilities company Duke Energy, diversified defense company General Dynamics, personal computer and related personal computing and mobile communication devices giant Apple, pharmaceuticals company Eli Lilly and global asset management company Legg Mason.

Importantly, at the end of the annual period, the average dividend yield of the Portfolio's holdings was 2.41% compared to the 2.29% average dividend yield of the Russell 3000 Value Index constituents.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $19,285. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index** would be valued at $21,376.

	Class A		Class B		Class C††
Focused Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	8.23%	14.83%	9.94%	13.94%	13.08%	14.08%
5 year return	13.21%	97.25%	13.42%	89.67%	13.80%	90.86%
10 year return	6.79%	104.57%	6.83%	93.54%	6.72%	91.59%
Since Inception*	7.97%	234.98%	8.02%	218.05%	7.69%	203.73%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2014, the SunAmerica Strategic Value Portfolio Class A returned 8.23% compared to 15.76% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

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Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Kara Murphy, Vice President

Katherine Stoner, Vice President and Chief Compliance Officer

Gregory N. Bressler, Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

John E. Smith Jr., Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

AIG Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.safunds.com
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

FOANN - 10/14

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2014, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2014
(a) Audit Fees	$110,128	$137,327
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$94,104	$71,800
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2013	2014
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2013 and 2014 were $140,086 and $71,800 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2015

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 8, 2015